                                                                       Barclay Capital
                                                                       5 The North Colonnade
                                                                       Canary Wharf
                                                                       London E14 4BB

                                                                       Tel +44 (0)20 7623 2323

To:               U.S.  Bank  National  Association  (the  "Supplemental  Interest  Trust  Trustee"),  not  in  its
                  individual  capacity but solely as  supplemental  interest  trust trustee for the benefit of RASC
                  Series 2006-KS8  Supplemental  Interest Trust,  Home Equity Mortgage  Asset-Backed  Pass-Thorough
                  Certificates Series 2006-KS8 ("Party B")

Tel               (651) 495-3880
Fax               (651) 495-8090

From:             BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Party A")

Date:             September 28, 2006

Reference:        1375516B

                                          INTEREST RATE SWAP TRANSACTION

The purpose of this  facsimile  (this  "Confirmation")  is to confirm the terms and  conditions of the  Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions  contained in the 2000 ISDA  Definitions (the "2000  Definitions"),  as published by the International  Swaps and Derivatives  Association,  Inc. ("ISDA") are incorporated into this  Confirmation.  In the event of any inconsistency  between the 2000 Definitions and this  Confirmation,  this Confirmation will govern for the purposes of the  Transaction.  References  herein to a "Transaction"  shall be deemed to be references to a
"Swap  Transaction"  for the purposes of the 2000  Definitions,  any reference to a "Swap  Transaction" in the 2000
Definitions  is deemed to be a reference to a  "Transaction"  for  purposes of this  Agreement.  Capitalized  terms used in this  Confirmation and not defined in this  Confirmation or the 2000 Definitions  shall have the respective meaning  assigned  in the  Agreement.  Each  party  hereto  agrees to make  payment  to the other  party  hereto in accordance with the provisions of this Confirmation and of the Agreement.

1.          This  Confirmation  supplements,  forms part of, and is subject to, the ISDA Master  Agreement dated as of September 28, 2006, as amended and  supplemented  from time to time (the  "Agreement"),  between you and us. All provisions  contained in the  Agreement  govern this  Confirmation  except as  expressly  modified  below.  For the avoidance of doubt,  the Transaction  described  herein shall be the sole  Transaction  governed by this Agreement.
Other  capitalized  terms used herein and not otherwise  defined shall have the meanings  given them in the Pooling and Servicing Agreement.

(a)         Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into the  Transaction and as to whether the Transaction is appropriate or proper based upon its own  judgement  and upon advice  from such  advisers  as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as investment  advice or as a recommendation  to  enter  into  the  Transaction:  it  being  understood  that  information  and explanations  related to the terms and  conditions  of the  Transaction  shall not be  considered investment  advice or a recommendation to enter into the Transaction.  No communication  (written or oral)  received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.  Notwithstanding the foregoing,  in the case of the Trustee, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

(b)         Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent  professional  advice), and understands and accepts, the terms, conditions and risks of the Transaction.  It is also capable of assuming,  and assumes, the risks of the Transaction.

(c)         Status of  Parties.  The other  party is not  acting as a  fiduciary  for or an  adviser to it in respect of the Transaction,  and in the case of the Supplemental  Interest Trust Trustee,  it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

(d)         Purpose.  It is  entering  into the  Transaction  for the  purposes  of  hedging  its  assets  or liabilities or in connection with a line of business.

         In the event of any  inconsistency  between the  provisions of the Agreement and this  Confirmation,  this
Confirmation will prevail for purposes of this Swap Transaction.

2.          The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                          In  respect  of  a   Calculation   Period,   the   Notional   Amount
                                          corresponding  to the Period  Start  Date on which such  Calculation
                                          Period commences (in Schedule A attached hereto).

Trade Date:                               September 20, 2006

Effective Date:                           September 28, 2006

Termination Date:                         October 25,  2011,  subject to  adjustment  in  accordance  with the
                                          Business Day Convention;  provided, however, that for the purpose of determining the Final Fixed Date Payer Period End Date,  Termination
                                          Date shall be subject to No Adjustment.

Fixed Amounts:

      Fixed Rate Payer:                   Party B

      Upfront Amount:                     USD 105,500, to be paid at closing on behalf of Party B.

      Upfront Amount Payment Date:        September 28, 2006

      Fixed Rate Payer Payment Dates:     The 25th day of each month,  commencing  October 25,  2006,  through and including the Termination Date (No Adjustment)

      Fixed Rate:                         5.227%

      Fixed Rate Day Count Fraction:      30/360

      Fixed Amount:                       In respect of a  Calculation  Period,  an amount in USD equal to the product of:

                                          (i)   Notional Amount in respect of such period; multiplied by

                                          (ii)  Fixed Rate; multiplied by

                                          (iii) Fixed Rate Day Count Fraction.

Floating Amounts:

     Floating Rate Payer:                 Party A

     Floating Rate Payer Payment Dates:   The 25th day of each month,  commencing  October 25,  2006,  through and  including  the  Termination  Date,  subject  to  adjustment  in accordance with the Business Day Convention

     Floating Rate Option:                USD-LIBOR-BBA.

     Floating Amount:                     In respect of a  Calculation  Period,  an amount in USD equal to the product of:

                                          (i)   Notional Amount in respect of such period; multiplied by

                                          (ii)  Floating Rate in respect of such period; multiplied by

                                          (iii) Floating Rate Day Count Fraction.

     Designated Maturity:                 1 month

     Spread:                              None

     Initial Floating Rate:               5.32375%

     Floating Rate Day Count Fraction:    Actual/360

     Reset Dates:                         The first day of each Calculation Period

     Compounding:                         Inapplicable

Calculation Agent:                        Party A

Business Day Convention:                  Following

Business Days:                            New York

      Account Details:                    Account Details for Party A:
                                          Correspondent: BARCLAYS BANK PLC NEW YORK
                                          FEED: 026002574
                                          Beneficiary:  BARCLAYS SWAPS
                                          Beneficiary Account: 050-01922-8

                                          Account Details for Party B:

                                          U.S. Bank National Association
                                          ABA #:  091000022
                                          ACC #:  173103322058
                                          Reference:  RASC Series 2006-KS8
                                          OBI:  Attention:  John Thomas
                                          Reference Account #:  105084000

The time of dealing  will be  confirmed by Party A upon  written  request.  Barclays is regulated by the  Financial
Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly sets forth all the terms and conditions of our agreement with respect to the  Transaction  by responding  within three (3) Business Days by promptly  signing in the space provided below and  both  (i)  faxing  the  signed  copy to  Incoming  Transaction  Documentation,  Barclays  Capital  Global  OTC
Transaction   Documentation   &   Management,   Global   Operations,   Fax  +(44)   20-7773-6810/6857,   Tel  +(44)
20-7773-6901/6904/6965,  and (ii)  mailing  the signed  copy to Barclays  Bank PLC, 5 The North  Colonnade,  Canary
Wharf,  London E14 4BB, Attention of Incoming  Transaction  Documentation,  Barclays Capital Global OTC Transaction
Documentation  &  Management,  Global  Operation.  Your failure to respond  within such period shall not affect the validity or  enforceability  of the  Transaction  against you. This facsimile  shall be the only  documentation  in respect of the Transaction and accordingly no hard copy versions of this  Confirmation for this  Transaction  shall be provided unless the Party B requests.

For and on behalf of                                    For and on behalf of
BARCLAYS BANK PLC                                       RASC SERIES 2006-KS8

                                                        By:  U.S.   Bank  National   Association,   not  in  its
                                                        individual capacity but solely as Supplemental  Interest
                                                        Trust  Trustee for the  benefit of RASC Series  2006-KS8
                                                        Supplemental   Interest  Trust,   Home  Equity  Mortgage
                                                        Asset-Backed Pass-Through Certificates, Series 2006-KS8

________________________________                        ________________________________
Name:                                                   Name:
Title:                                                  Title:
Date:                                                   Date:

Barclays Bank PLC and its  Affiliates,  including  Barclays  Capital Inc.,  may share with each other  information, including  non-public credit information,  concerning its clients and prospective  clients. If you do not want such information  to be shared,  you must write to the Director of Compliance,  Barclays Bank PLC, 200 Park Avenue,  New
York, NY 10166.

Schedule A to the Confirmation dated as of September 28, 2006
Re: Reference Number 1375516B

(Fixed  Rate  Payer  Period End Dates are  subject  to No  Adjustment.  Floating  Rate  Payer  Period End Dates are
subject to adjustment in accordance with the Business Day Convention.)

    Period Start Date            Period End Date            Notional Amount (USD)
            28-Sep-06               25-Oct-06               531,109,611.87
            25-Oct-06               25-Nov-06               527,626,047.45
            25-Nov-06               25-Dec-06               522,644,145.82
            25-Dec-06               25-Jan-07               516,157,113.35
            25-Jan-07               25-Feb-07               508,178,487.48
            25-Feb-07               25-Mar-07               498,703,868.98
            25-Mar-07               25-Apr-07               487,758,688.11
            25-Apr-07               25-May-07               475,385,557.36
            25-May-07               25-Jun-07               461,621,812.51
            25-Jun-07               25-Jul-07               446,614,503.94
            25-Jul-07               25-Aug-07               430,794,314.03
            25-Aug-07               25-Sep-07               414,669,684.26
            25-Sep-07               25-Oct-07               399,132,902.78
            25-Oct-07               25-Nov-07               384,168,071.51
            25-Nov-07               25-Dec-07               369,747,671.53
            25-Dec-07               25-Jan-08               355,849,747.97
            25-Jan-08               25-Feb-08               342,457,118.58
            25-Feb-08               25-Mar-08               329,547,881.85
            25-Mar-08               25-Apr-08               317,107,786.61
            25-Apr-08               25-May-08               305,109,913.10
            25-May-08               25-Jun-08               293,529,591.53
            25-Jun-08               25-Jul-08               279,489,841.89
            25-Jul-08               25-Aug-08               260,692,001.79
            25-Aug-08               25-Sep-08               243,246,392.20
            25-Sep-08               25-Oct-08               227,075,741.02
            25-Oct-08               25-Nov-08               212,062,165.52
            25-Nov-08               25-Dec-08               199,619,613.66
            25-Dec-08               25-Jan-09               190,849,770.71
            25-Jan-09               25-Feb-09               182,449,844.10
            25-Feb-09               25-Mar-09               174,403,969.83
            25-Mar-09               25-Apr-09               166,696,363.66
            25-Apr-09               25-May-09               159,312,271.60
            25-May-09               25-Jun-09               152,237,600.27
            25-Jun-09               25-Jul-09               145,458,886.80
            25-Jul-09               25-Aug-09               138,963,279.36
            25-Aug-09               25-Sep-09               132,739,763.99
            25-Sep-09               25-Oct-09               126,776,937.90
            25-Oct-09               25-Nov-09               126,776,937.90
            25-Nov-09               25-Dec-09               124,883,524.80
            25-Dec-09               25-Jan-10               119,978,470.82
            25-Jan-10               25-Feb-10               115,276,006.82
            25-Feb-10               25-Mar-10               110,767,583.50
            25-Mar-10               25-Apr-10               106,444,692.67
            25-Apr-10               25-May-10               102,299,365.80
            25-May-10               25-Jun-10                98,323,994.10
            25-Jun-10               25-Jul-10                94,511,305.24
            25-Jul-10               25-Aug-10                90,854,348.11
            25-Aug-10               25-Sep-10                87,346,513.20
            25-Sep-10               25-Oct-10                83,981,411.30
            25-Oct-10               25-Nov-10                80,752,944.17
            25-Nov-10               25-Dec-10                77,655,335.45
            25-Dec-10               25-Jan-11                74,683,035.74
            25-Jan-11               25-Feb-11                71,830,739.23
            25-Feb-11               25-Mar-11                69,093,372.73
            25-Mar-11               25-Apr-11                66,466,085.26
            25-Apr-11               25-May-11                63,944,238.01
            25-May-11               25-Jun-11                61,523,394.87
            25-Jun-11               25-Jul-11                59,199,307.67
            25-Jul-11               25-Aug-11                56,967,925.79
            25-Aug-11               25-Sep-11                54,823,529.94
            25-Sep-11               25-Oct-11                52,764,020.59
            25-Oct-11               25-Nov-11                    0.00

(Multicurrency—Cross Border)

                                                  ISDA®

                           International Swap and Derivatives Association, Inc.

                                             MASTER AGREEMENT

                                      dated as of September 28, 2006

BARCLAYS BANK PLC                                     and   U.S.  Bank National  Association  (the  "Supplemental  Interest
                                                            Trust Trustee"),  not in its individual  capacity but solely as
                                                            Supplemental   Interest  Trust   trustee,   on  behalf  of  the
                                                            Supplemental  Interest  Trust,  for the  Benefit of RASC Series
                                                            2006-KS8   Trust,   Home   Equity   Asset-Backed   Pass-Through
                                                            Certificates, Series 2006-KS8
__________________________________________________          _______________________________________________________________
("Party A")                                                 ("Party B")

have entered and/or anticipate  entering into one or more transactions (each a "Transaction") that are or will be governed  by this Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and the documents
and other confirming   evidence  (each  a  "Confirmation")  exchanged  between  the   parties confirming those
Transactions.

Accordingly, the parties agree as follows:—

1.       Interpretation

(a)      Definitions.  The terms  defined  in Section 14 and in the  Schedule  will have  the meanings therein specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any  inconsistency  between the  provisions  of  the Schedule and the other provisions of this  Master  Agreement,  the Schedule  will  prevail.  In the event  of any inconsistency
between the provisions   of  any  Confirmation  and  this  Master  Agreement  (including   the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are  entered  into in  reliance  on the  fact that this Master
Agreement and all  Confirmations  form a single  agreement  between the  parties  (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)  Each party will make each  payment or  delivery  specified  in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this  Agreement will be made on the due date for value on that  date in the place of the account  specified in the relevant  Confirmation or otherwise  pursuant  to this Agreement, in freely transferable funds  and in the manner  customary for payments in the  required currency. Where
         settlement is by   delivery   (that  is,  other  than  by  payment),   such  delivery  will  be  made
         for receipt on   the due date   in  the  manner   customary  for  the  relevant   obligation   unless
         otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii)    Each    obligation   of   each   party   under   Section   2(a)(i)   is   subject   to   (1)
         the condition precedent  that no Event of  Default or Potential  Event of Default with respect to the other  party has occurred  and is continuing,  (2) the condition  precedent that no Early Termination
         Date  in respect of the  relevant Transaction has  occurred or been  effectively  designated  and (3)
         each other applicable condition precedent specified in this Agreement.

                 Copyright © 1992 by International Swap and Derivatives Association, Inc.

(b)      Change of  Account.  Either  party may change its  account  for  receiving  a payment  or delivery by giving notice to  the  other  party at  least  five  Local  Business  Days  prior  to the  scheduled  date for
the payment   or delivery to   which  such  change  applies  unless  such  other  party  gives  timely  notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:—

         (i)  in the same currency; and

         (ii) in respect of the same Transaction,

by each party to the other,  then, on such date,  each party's  obligation to make payment of  any such amount will be automatically  satisfied and discharged  and, if the aggregate  amount that would  otherwise have been payable by one party  exceeds  the  aggregate  amount  that  would  otherwise  have been  payable by the other party, replaced  by an  obligation  upon  the  party  by whom  the  larger  aggregate  amount  would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions  that a net amount will be  determined in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions, regardless of whether such amounts  are  payable  in  respect  of the same  Transaction.  The  election  may be  made in the
Schedule or a  Confirmation  by specifying  that  subparagraph  (ii) above will not apply to  the Transactions identified as being subject to the election,  together with the starting date (in which case subparagraph (ii)
above will not,  or will cease to,  apply to such  Transactions  from such date).  This  election  may be made separately for different  groups of Transactions and will apply separately to each pairing of  Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i)  Gross-Up.   All  payments   under  this   Agreement   will  be  made  without   any deduction or
         withholding for  or on account of any Tax unless such  deduction or  withholding  is  required by any applicable law,  as modified by the practice of any relevant governmental revenue  authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:—

             (1)   promptly notify the other party ("Y") of such requirement;

             (2)   pay to the  relevant  authorities  the  full  amount  required  to be  deducted or withheld
             (including the full  amount  required  to be  deducted  or  withheld  from any  additional amount paid by X to Y under this  Section  2(d))  promptly  upon the  earlier  of  determining that such deduction or withholding  is required  or  receiving  notice  that such amount has  been assessed against Y;

             (3)   promptly  forward to Y an official  receipt (or a certified  copy), or  other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

             (4)   if such Tax is an  Indemnifiable  Tax,  pay to Y, in addition to the payment  to which Y is otherwise entitled under  this Agreement,  such additional amount as is necessary  to ensure that the net amount  actually received by Y (free and clear of Indemnifiable  Taxes,  whether assessed against X or  Y) will  equal  the full  amount Y would  have  received  had no  such deduction or withholding been  required.  However,  X will  not be  required  to pay any  additional amount to
             Y to the extent that it would not be required to be paid but for:—

                     (A)   the   failure  by  Y  to  comply   with  or  perform   any   agreement contained in
                     Section 4(a)(i), 4(a)(iii) or 4(d); or

                     (B)   the  failure  of  a   representation   made  by  Y  pursuant  to  Section  3(f)  to
                     be accurate and  true unless such  failure would not have occurred but for (I) any action taken by a taxing  authority, or  brought  in a court of  competent  jurisdiction,  on or after the date on which a  Transaction is entered into (regardless of whether such action is taken or  brought with  respect to a  party to this Agreement) or (II) a Change in Tax
                     Law.

       (ii)   Liability. If:—

              (1)   X is  required  by any  applicable  law,  as  modified  by the  practice  of  any relevant governmental revenue  authority,  to make any  deduction or  withholding  in respect  of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

              (2)   X does not so deduct or withhold; and

              (3)   a liability resulting from such Tax is assessed directly against X,

       then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability  for interest, but including any related  liability  for  penalties  only if Y has  failed to comply  with  or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)    Default  Interest;  Other  Amounts.  Prior  to the  occurrence  or  effective  designation  of an Early
Termination Date  in respect of the  relevant  Transaction,  a party that  defaults in the  performance of any payment obligation  will,  to  the  extent  permitted  by  law  and  subject  to  Section  6(c),  be  required to pay interest  (before as well  as after judgment) on the overdue amount to the other party on demand in the same currency  as such overdue  amount,  for the  period  from  (and  including)  the  original  due  date for payment to (but  excluding) the  date of actual payment, at the Default Rate. Such interest will be calculated on  the basis of  daily compounding  and the actual  number of days  elapsed.  If, prior to the  occurrence or effective designation  of an Early Termination  Date in respect of the relevant Transaction,  a party defaults in the performance of  any obligation  required to be settled by delivery,  it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.     Representations

Each party represents to the other party (which  representations  will be deemed to be repeated  by each party
on each date  on  which  a  Transaction  is  entered  into  and,  in  the  case  of  the   representations  in
Section 3(f), at all times until the termination of this Agreement) that:—

(a)    Basic Representations.

       (i)    Status.  It is duly  organised and validly  existing  under the laws of the  jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

       (ii)   Powers.  It has the power to  execute  this  Agreement  and any other  documentation relating to this Agreement  to which it is a party, to deliver this Agreement and any other  documentation relating to this Agreement  that it is required  by this  Agreement  to deliver  and to perform  its obligations under this  Agreement  and any  obligations  it has under any Credit  Support  Document to  which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

       (iii)  No Violation or Conflict.  Such execution,  delivery and performance do not violate or  conflict with any law  applicable to it, any provision of its  constitutional  documents,  any order or judgment of any court  or other agency of government  applicable  to it or any of its assets  or any contractual restriction binding on or affecting it or any of its assets;

       (iv)   Consents.  All  governmental  and other  consents that are required to have been  obtained by it with respect to  this  Agreement  or any  Credit  Support  Document  to which  it is a  party have been obtained and  are in full force and effect and all  conditions of any such consents  have been complied with; and

       (v)    Obligations  Binding.  Its  obligations  under this  Agreement  and any  Credit Support Document to which it is a party constitute its legal, valid and binding  obligations,  enforceable in accordance
       with their respective    terms    (subject   to   applicable    bankruptcy, reorganisation, insolvency,
       moratorium or similar  laws affecting creditors' rights generally and subject, as to enforceability, to
       equitable principles  of  general  application   (regardless  of  whether  enforcement   is sought in a
       proceeding in equity or at law)).

(b)    Absence of Certain  Events.  No Event of Default or  Potential  Event of Default or,  to its knowledge,
Termination Event  with respect to it has occurred and is continuing  and no such event or  circumstance would occur as a  result  of  its  entering  into  or  performing  its  obligations  under  this  Agreement  or  any
Credit Support Document to which it is a party.

(c)    Absence of Litigation.  There is not pending or, to its knowledge,  threatened against it or any of its
Affiliates any action,   suit  or   proceeding   at  law  or  in  equity  or  before  any   court,   tribunal,
governmental body,  agency or official  or any arbitrator  that is likely to affect the legality,  validity or enforceability  against it of  this Agreement or  any Credit  Support  Document  to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)    Accuracy of Specified  Information.  All applicable  information  that is furnished in writing by or on
behalf of it   to  the  other  party  and  is  identified  for  the  purpose  of  this  Section  3(d)  in  the
Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)    Payer Tax  Representation.  Each  representation  specified  in the  Schedule  as being made  by it for the purpose of this Section 3(e) is accurate and true.

(f)    Payee Tax  Representations.  Each  representation  specified  in the  Schedule as being  made by it for the purpose of this Section 3(f) is accurate and true.

4.     Agreements

Each party  agrees  with the other  that,  so long as either  party has or may have any  obligation under this
Agreement or under any Credit Support Document to which it is a party:—

(a)    Furnish  Specified  Information.  It  will  deliver  to the  other  party  or,  in  certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

      (i)     any forms,  documents or  certificates  relating to taxation  specified  in the  Schedule or any
      Confirmation;

      (ii)    any other documents specified in the Schedule or any Confirmation; and

      (iii)   upon  reasonable  demand by such  other  party,  any form or  document  that may  be required or reasonably requested  in writing in order to allow  such other  party or its Credit  Support Provider to
      make a payment   under  this  Agreement  or  any  applicable   Credit   Support   Document   without any
      deduction or withholding  for or on  account  of any  Tax or  with  such  deduction  or withholding at a reduced rate  (so  long as the  completion,  execution  or  submission  of such  form or  document would not materially prejudice  the legal or  commercial  position  of the party in receipt  of  such demand), with any such  form or  document  to be  accurate  and  completed  in a  manner  reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such  Confirmation or, if none is  specified, as soon as reasonably practicable.

(b)    Maintain  Authorisations.  It will use all reasonable efforts to maintain in full force  and effect all consents of any  governmental or other  authority that are required to be obtained by it with  respect to this
Agreement or any Credit Support Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)    Comply with Laws.  It will comply in all  material  respects  with all  applicable  laws  and orders to
which it may  be  subject  if  failure  so  to  comply  would   materially   impair  its  ability  to  perform
its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)    Tax Agreement.  It will give notice of any failure of a  representation  made by it  under Section 3(f)
to be accurate and true promptly upon learning of such failure.

(e)    Payment  of Stamp  Tax.  Subject  to  Section  11,  it will pay any Stamp  Tax  levied  or imposed upon
it or in respect      of     its      execution     or      performance      of     this      Agreement     by
a jurisdiction in which it is incorporated,

organised,  managed and  controlled,  or considered  to have its seat, or in which a branch  or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction")  and will indemnify
the other party   against  any  Stamp  Tax  levied  or  imposed   upon  the  other  party  or  in  respect  of
the other party's  execution or performance  of this  Agreement  by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.     Events of Default and Termination Events

(a)    Events of Default.  The  occurrence  at any time with respect to a party or, if  applicable, any Credit
Support Provider of    such   party   or   any   Specified    Entity   of   such   party   of   any   of   the
following events constitutes an event of default (an "Event of Default") with respect to such party:—

       (i)    Failure  to Pay or  Deliver.  Failure  by the party to make,  when due,  any  payment under this
       Agreement or delivery  under Section  2(a)(i) or 2(e) required to be made by it if such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

       (ii)   Breach  of  Agreement.  Failure  by  the  party  to  comply  with  or  perform  any agreement or obligation (other  than an  obligation  to make any  payment  under this  Agreement  or  delivery under
       Section 2(a)(i) or  2(e)  or to give  notice  of a  Termination  Event  or any  agreement or obligation under Section 4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the  party in accordance with this Agreement  if such failure is not  remedied on or before the  thirtieth  day  after notice of such failure is given to the party;

       (iii)  Credit Support Default.

              (1)   Failure  by the party or any  Credit  Support  Provider  of such  party to  comply with or perform any agreement  or  obligation  to be  complied  with or  performed  by  it in accordance with any Credit  Support  Document  if such  failure is  continuing  after  any applicable grace period has elapsed;

              (2)   the expiration or termination  of such Credit Support  Document or the  failing or ceasing
              of such Credit   Support   Document   to  be  in  full  force  and   effect   for  the   purpose
              of this Agreement  (in either case  other  than in  accordance  with  its  terms)  prior  to the satisfaction  of all obligations  of such party  under each  Transaction  to which  such  Credit
              Support Document relates without the written consent of the other party; or

              (3)   the  party  or  such   Credit   Support   Provider   disaffirms,   disclaims,   repudiates
              or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

       (iv)   Misrepresentation.  A  representation  (other than a representation  under  Section 3(e) or (f))
       made or repeated  or  deemed  to  have  been  made  or  repeated  by the  party  or  any Credit Support
       Provider of such   party  in  this  Agreement  or  any  Credit  Support  Document  proves  to have been incorrect or misleading  in any  material  respect  when made or repeated  or deemed to  have been made or repeated;

       (v)    Default under Specified  Transaction.  The party,  any Credit Support  Provider of such party or any applicable Specified  Entity of such party (1)  defaults  under a Specified  Transaction and, after giving effect to any applicable notice requirement or grace period,  there occurs a  liquidation of, an
       acceleration of obligations     under,    or    an    early     termination    of,    that    Specified
       Transaction, (2) defaults,  after giving effect  to any applicable notice  requirement or grace period, in making  any payment or  delivery due on  the last  payment,  delivery  or  exchange  date of, or any payment on early termination  of, a Specified Transaction (or such default continues for at least three
       Local  Business Days if there  is no applicable  notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or  rejects, in whole  or in part,  a  Specified  Transaction  (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

       (vi)   Cross  Default.  If "Cross  Default" is specified in the Schedule as applying to  the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described)  in respect of such  party,  any Credit  Support  Provider  of such party  or any applicable
       Specified Entity of  such  party  under one or more  agreements  or  instruments  relating to Specified
       Indebtedness of any  of them  (individually  or  collectively)  in an aggregate amount of not less than the applicable Threshold  Amount (as  specified in the Schedule)  which has resulted  in such Specified
       Indebtedness becoming,  or  becoming  capable  at such time of being  declared,  due  and payable under such agreements or  instruments,  before it would otherwise have been due and payable or  (2) a default by such party,  such Credit Support  Provider or such Specified  Entity  (individually or collectively)
       in making one  or more  payments on the due date  thereof in an aggregate  amount of not  less than the
       applicable Threshold   Amount  under  such  agreements  or  instruments  (after  giving   effect to any
       applicable notice requirement or grace period);

       (vii)  Bankruptcy.  The party,  any Credit Support  Provider of such party or  any applicable Specified
       Entity of such party:—

              (1)   is   dissolved    (other   than   pursuant   to   a    consolidation,    amalgamation   or
              merger); (2) becomes  insolvent or is  unable to pay its debts or fails or admits in writing its inability  generally to pay  its debts as  they  become  due;  (3) makes a  general  assignment, arrangement or composition  with or for  the benefit of its  creditors;  (4)  institutes  or has instituted  against it a proceeding  seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or  insolvency law or other similar law affecting creditors' rights, or a  petition  is  presented for its  winding-up or liquidation,  and,  in the case of any such proceeding  or  petition instituted or  presented against it,  such  proceeding  or petition (A)
              results in a  judgment  of insolvency or  bankruptcy or the  entry of an order for relief or the making  of an order  for its  winding-up or  liquidation or (B)  is not  dismissed,  discharged, stayed or restrained in each case  within 30 days  of the institution  or presentation  thereof;
              (5) has a resolution passed for  its winding-up, official  management or liquidation (other than pursuant  to a  consolidation,  amalgamation or merger);  (6) seeks or  becomes  subject  to the
              appointment  of  an  administrator,  provisional liquidator,   conservator, receiver,   trustee,
              custodian or other similar official for it or for all or substantially  all its assets;  (7) has
              a   secured   party   take   possession   of  all  or   substantially   all  its   assets or has
              a distress, execution,    attachment,    sequestration    or   other   legal   process   levied,
              enforced or sued  on or against  all or  substantially  all its  assets and such  secured  party maintains possession, or  any such process is not dismissed,  discharged,  stayed or restrained, in each case  within 30 days  thereafter; (8)  causes or is subject to any event with respect to it which,  under the applicable  laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1)  to (7) (inclusive);  or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

       (viii) Merger   Without   Assumption.   The  party  or  any  Credit  Support   Provider   of such party
       consolidates or amalgamates   with,  or  merges  with  or  into,  or  transfers  all  or  substantially all its assets  to, another entity  and,  at the time of such  consolidation,  amalgamation,  merger or transfer:—

              (1)   the  resulting,  surviving  or  transferee  entity  fails to  assume  all the  obligations
              of such party   or such Credit   Support   Provider   under   this   Agreement   or  any  Credit
              Support Document to  which it or  its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

              (2)   the benefits of any Credit  Support  Document fail to extend  (without the  consent of the other party) to  the  performance  by  such  resulting,  surviving  or  transferee entity of its obligations under this Agreement.

(b)    Termination  Events.  The occurrence at any time with respect to a party or, if  applicable, any Credit
Support Provider of such party or any Specified Entity of such party of any event specified  below constitutes an Illegality if  the  event is  specified  in (i)  below,  a Tax  Event if the  event  is  specified  in (ii)
below or a Tax  Event Upon Merger  if the  event  is  specified  in  (iii)  below,  and,  if  specified  to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional  Termination  Event if the event is specified pursuant to (v) below:—

       (i)    Illegality.  Due  to  the  adoption  of,  or  any  change  in,  any  applicable  law  after  the date on which  a Transaction is entered  into,  or due to  the  promulgation  of,  or  any  change  in, the interpretation by  any court, tribunal  or regulatory  authority  with  competent  jurisdiction  of any applicable law after  such date, it becomes  unlawful  (other  than as a result  of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

              (1)   to perform  any  absolute or  contingent  obligation  to make a payment  or delivery or to receive a payment  or  delivery  in  respect  of such  Transaction  or to comply  with any other material provision of this Agreement relating to such Transaction; or

              (2)   to perform,  or for any Credit Support  Provider of such party to  perform, any contingent or other obligation which  the party (or such  Credit  Support  Provider)  has  under any Credit
              Support Document relating to such Transaction;

       (ii)   Tax   Event.   Due  to  (x)  any   action   taken  by  a  taxing   authority,   or   brought  in
       a court of competent  jurisdiction, on or after  the  date  on  which a  Transaction  is  entered  into
       (regardless  of whether such  action is taken  or brought with respect to a party to this Agreement) or
       (y) a Change in Tax Law,  the party (which  will be the Affected Party) will, or there is a substantial likelihood that it will, on  the next succeeding  Scheduled  Payment Date (1) be required to pay to the other  party an additional  amount in respect  of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e)) or (2)  receive a payment  from which an amount  is required to  be deducted or withheld  for or on  account  of a Tax  (except  in  respect  of interest  under Section 2(e),  6(d)(ii) or 6(e))  and no  additional  amount is  required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

       (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled  Payment
       Date will  either  (1)  be  required  to  pay  an  additional  amount  in   respect of an Indemnifiable
       Tax under Section  2(d)(i)(4) (except in respect of interest under Section 2(e),  6(d)(ii)  or 6(e)) or
       (2) receive a  payment  from  which an  amount  has been  deducted  or  withheld  for or  on account of any Indemnifiable Tax  in respect of which the other party is not required to pay  an additional amount
       (other than by  reason  of  Section  2(d)(i)(4)(A)  or  (B)),  in  either  case as a  result of a party consolidating or amalgamating  with, or merging with or into, or transferring all  or substantially all its assets to,  another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

       (iv) Credit Event Upon Merger.  If "Credit Event Upon Merger" is specified in the  Schedule as applying
       to the party,   such   party   ("X"),   any   Credit   Support   Provider   of  X  or  any   applicable
       Specified Entity of X  consolidates or amalgamates  with,  or merges with or into,  or transfers all or substantially all its assets  to, another entity and such action does not constitute an event described in Section  5(a)(viii) but the  creditworthiness of the  resulting,  surviving or transferee  entity is materially weaker than  that of X, such  Credit Support  Provider or such Specified Entity, as the case may be,  immediately prior  to such action  (and, in such  event, X or its successor or transferee,  as appropriate, will be the Affected Party); or

       (v)   Additional  Termination  Event.  If  any  "Additional   Termination  Event"   is specified in the
       Schedule or any  Confirmation  as  applying,  the  occurrence  of such event (and,  in  such event, the
       Affected Party or  Affected  Parties  shall be as specified  for such  Additional  Termination Event in the Schedule or such Confirmation).

(c)     Event of Default and  Illegality.  If an event or  circumstance  which  would  otherwise constitute or
give rise to an   Event  of   Default   also   constitutes   an   Illegality,   it  will  be   treated  as  an
Illegality and will not constitute an Event of Default.

6.     Early Termination

(a)     Right to  Terminate  Following  Event of Default.  If at any time an Event of Default  with respect to a party (the  "Defaulting  Party") has occurred and is then continuing,  the other  party (the "Non-defaulting
Party") may, by    not   more   than   20   days   notice   to   the   Defaulting    Party    specifying   the
relevant Event of Default,  designate a day  not  earlier  than the day such notice is  effective  as an Early
Termination  Date in respect of  all outstanding Transactions.  If, however,  "Automatic Early Termination" is specified  in  the Schedule as  applying to a party,  then  an  Early  Termination  Date  in  respect  of  all outstanding  Transactions will occur  immediately upon the  occurrence  with respect to such party of an Event of Default specified in  Section 5(a)(vii)(l), (3), (5),  (6) or, to the extent analogous thereto, (8), and as of  the time immediately  preceding the institution  of the relevant  proceeding  or the  presentation  of the relevant petition upon the  occurrence with respect  to such party of an Event of Default specified in Section
5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)     Right to Terminate Following Termination Event.

       (i)    Notice. If a Termination Event occurs, an Affected Party will,  promptly upon  becoming aware of
       it, notify the other   party,   specifying   the   nature   of  that   Termination   Event   and   each
       Affected Transaction  and will also give  such other  information  about that Termination  Event as the other party may reasonably require.

       (ii)   Transfer to Avoid Termination  Event. If either an Illegality under Section  5(b)(i)(l) or a Tax
       Event occurs and  there is only one  Affected  Party,  or if a Tax  Event  Upon  Merger  occurs and the
       Burdened Party   is  the   Affected   Party,   the  Affected   Party  will,   as  a  condition  to  its
       right to designate  an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require  such party to incur a loss,  excluding  immaterial,  incidental expenses) to transfer within 20 days after  it gives notice  under Section 6(b)(i) all its rights and obligations  under this
       Agreement in respect of  the Affected Transactions  to another of its  Offices  or  Affiliates  so that such Termination Event ceases to exist.

       If  the   Affected   Party  is  not  able  to  make  such  a  transfer  it  will  give  notice  to  the other party to that  effect within such  20 day  period,  whereupon  the other  party may  effect  such a transfer within 30 days after the notice is given under Section 6(b)(i).

       Any such transfer by a party under this Section  6(b)(ii)  will be subject to and  conditional upon the prior written consent  of the other party,  which  consent  will not be withheld if  such other party's policies in effect  at such time would permit it to enter into transactions with  the transferee on the terms proposed.

       (iii)  Two  Affected   Parties.   If  an  Illegality   under  Section   5(b)(i)(1)  or  a  Tax  Event
       occurs and there  are two Affected Parties,  each  party  will  use all  reasonable  efforts  to  reach agreement within 30 days  after notice thereof  is given under Section  6(b)(i) on action to avoid that
       Termination Event.

       (iv)   Right to Terminate. If:—

              (1)   a  transfer   under   Section   6(b)(ii)  or  an  agreement   under   Section   6(b)(iii),
              as the case may  be, has not been  effected  with  respect to all Affected  Transactions  within
              30 days after an Affected Party gives notice under Section 6(b)(i); or

              (2)   an  Illegality  under  Section  5(b)(i)(2),  a Credit  Event Upon Merger  or an Additional
              Termination Event occurs,  or a Tax  Event  Upon  Merger  occurs  and the  Burdened Party is not the Affected Party,

       either party in the case of an Illegality,  the Burdened Party in the case of a  Tax Event Upon Merger, any Affected Party  in the case of a Tax  Event or an  Additional  Termination  Event  if there is more than one Affected  Party,  or the party which is not the Affected  Party in the case  of a Credit Event
       Upon Merger or  an  Additional  Termination  Event  if there  is only  one  Affected  Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing,  designate a day not earlier than the day such notice is effective as  an Early Termination
       Date in respect of all Affected Transactions.

(c)    Effect of Designation.

       (i)    If notice  designating an Early  Termination Date is given under Section 6(a)  or (b), the Early
       Termination Date  will occur on the date so  designated,  whether or not the  relevant Event of Default or Termination Event is then continuing.

       (ii)   Upon  the  occurrence  or  effective   designation  of  an  Early   Termination Date, no further
       payments or deliveries  under  Section  2(a)(i) or 2(e) in respect of the  Terminated Transactions will be required to  be made, but without  prejudice to the other provisions of this  Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)     Calculations.

       (i)    Statement.  On or  as  soon  as  reasonably  practicable  following  the  occurrence of an Early
       Termination Date, each   party  will  make  the   calculations  on  its  part,  if  any,   contemplated
       by Section 6(e)   and will provide   to  the  other  party  a  statement  (1)  showing,  in  reasonable detail, such calculations  (including all relevant  quotations  and specifying any amount payable under
       Section  6(e)) and (2) giving  details of the  relevant account to which any amount payable to it is to be paid. In the absence of written  confirmation from the source of a quotation obtained in determining a Market  Quotation, the records of  the party obtaining such  quotation will be conclusive evidence of the existence and accuracy of such quotation.

       (ii)   Payment  Date.  An amount  calculated  as being  due in  respect  of any  Early Termination Date under Section 6(e) will  be payable on the day that notice of the amount  payable  is effective (in the case of an Early  Termination  Date which is designated  or occurs as a result of  an Event of Default)
       and on the day  which is two Local  Business  Days after the day on which notice of  the amount payable
       is effective (in   the   case   of   an   Early   Termination   Date   which   is   designated   as   a
       result of a Termination   Event). Such amount   will   be   paid   together   with   (to   the   extent
       permitted under applicable law)  interest thereon (before as well as after judgment) in the Termination
       Currency, from (and including)  the relevant Early  Termination  Date to (but  excluding) the date such amount  is paid, at the  Applicable Rate. Such  interest  will be  calculated  on the  basis  of  daily compounding and the actual number of days elapsed.

(e)    Payments  on  Early  Termination.   If  an  Early  Termination  Date   occurs, the following provisions
shall apply based  on the parties'  election in the Schedule of a payment  measure,  either "Market Quotation"
or "Loss", and a  payment method,  either the "First Method" or the "Second  Method".  If the  parties fail to designate a payment  measure  or payment  method in the  Schedule,  it will be deemed  that "Market Quotation"
or the "Second Method",  as the case may be, shall apply. The amount,  if any, payable in  respect of an Early
Termination Date and determined pursuant to this Section will be subject to any Set-off.

       (i)    Events of Default. If the Early Termination Date results from an Event of Default:—

              (1) First  Method  and Market  Quotation.  If the First  Method and Market  Quotation apply, the
              Defaulting Party will   pay  to  the   Non-defaulting   Party   the   excess,   if  a   positive
              number, of (A) the   sum of the Settlement  Amount  (determined  by  the  Non-defaulting  Party)
              in respect of the   Terminated Transactions and  the  Termination  Currency  Equivalent  of  the
              Unpaid Amounts owing  to the Non-defaulting  Party over (B) the Termination  Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

              (2) First  Method and Loss.  If the First Method and Loss apply,  the  Defaulting Party will pay to the Non-defaulting Party,  if a positive number, the  Non-defaulting  Party's Loss in respect of this Agreement.

              (3) Second  Method  and Market  Quotation.  If the  Second  Method  and  Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

              Non-defaulting  Party) in respect of the Terminated  Transactions  and  the Termination Currency
              Equivalent of the  Unpaid  Amounts owing to the  Non-defaulting  Party  less (B) the Termination
              Currency Equivalent of  the Unpaid  Amounts  owing to the  Defaulting  Party.  If that amount is
              a positive number, the   Defaulting  Party  will  pay  it  to  the   Non-defaulting   Party;  if
              it is a negative  number, the Non-defaulting  Party will pay the  absolute  value of that amount to the Defaulting Party.

              (4)   Second  Method and Loss. If the Second  Method and Loss apply,  an  amount will be payable equal to the Non-defaulting  Party's  Loss in  respect  of this  Agreement.  If that amount is a
              positive number, the   Defaulting   Party  will  pay  it  to  the   Non-defaulting   Party;   if
              it is a negative  number, the Non-defaulting  Party will pay the  absolute  value of that amount to the Defaulting Party.

       (ii)   Termination Events. If the Early Termination Date results from a Termination Event:—

              (1)   One Affected Party. If there is one Affected Party, the amount  payable will be determined
              in accordance with     Section     6(e)(i)(3),     if    Market    Quotation     applies,     or
              Section 6(e)(i)(4), if Loss  applies, except that,  in either case, references to the Defaulting
              Party and to the Non-defaulting  Party will be deemed to be references to the Affected Party and the party  which is not the  Affected Party, respectively,  and, if Loss  applies and fewer than
              all  the   Transactions are being   terminated, Loss shall  be  calculated  in  respect  of  all
              Terminated Transactions.

              (2)   Two Affected Parties. If there are two Affected Parties:—

                    (A)    if Market  Quotation  applies,  each  party will  determine  a Settlement Amount in respect of the  Terminated  Transactions,  and an amount will be payable  equal to (I) the sum of (a) one-half  of the  difference  between the Settlement  Amount  of the party with
                    the higher Settlement Amount   ("X")  and  the  Settlement  Amount  of  the party with the
                    lower Settlement Amount   ("Y")   and  (b)  the   Termination   Currency Equivalent of the
                    Unpaid Amounts owing  to X less  (II) the  Termination  Currency  Equivalent of the Unpaid
                    Amounts owing to Y; and

                    (B)    if   Loss   applies,    each   party   will   determine   its   Loss   in   respect
                    of this Agreement (or,  if fewer than  all  the  Transactions  are  being  terminated,  in respect of all Terminated  Transactions) and an  amount will be payable  equal to one-half of  the difference between  the Loss of  the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

       If the  amount  payable  is a  positive  number,  Y will  pay  it to X;  if it is  a negative number, X will pay the absolute value of that amount to Y.

       (iii)  Adjustment   for   Bankruptcy.   In   circumstances   where  an  Early   Termination Date occurs
       because "Automatic Early  Termination"  applies  in  respect  of a party,  the  amount determined under this Section 6(e) will  be subject  to such  adjustments  as are  appropriate  and  permitted by law to reflect any payments or  deliveries  made by one party to the other under this  Agreement (and retained by such other party)  during  the period  from the  relevant  Early  Termination  Date  to the date for payment determined under Section 6(d)(ii).

       (iv)   Pre-Estimate.  The parties agree that if Market  Quotation  applies  an amount recoverable under this Section 6(e) is  a reasonable  pre-estimate of loss and not a penalty. Such  amount is payable for the loss of bargain  and the loss of protection  against future risks and  except as otherwise provided in this Agreement neither  party will be entitled to recover  any  additional  damages as a consequence of such losses.

7.      Transfer

Subject to Section 6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement
may be transferred (whether    by   way   of    security   or    otherwise)    by   either    party    without
the prior written consent of the other party, except that: —

(a)     a party  may make  such a  transfer  of this  Agreement  pursuant  to  a consolidation or amalgamation
with, or merger with    or   into,   or   transfer   of   all   or   substantially    all   its   assets   to,
another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)     a party may make such a transfer of all or any part of its  interest in any amount  payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.      Contractual Currency

(a)     Payment  in  the  Contractual  Currency.   Each  payment  under  this  Agreement  will  be made in the relevant currency specified  in this  Agreement for that payment (the  "Contractual  Currency"). To the extent
permitted by applicable  law,  any  obligation  to  make  payments  under  this   Agreement in the Contractual
Currency will not  be  discharged  or  satisfied  by any  tender in any  currency  other  than the Contractual
Currency, except to the   extent   such   tender   results   in  the   actual   receipt   by  the   party   to
which payment is owed,  acting in a reasonable  manner  and in  good  faith  in  converting  the  currency  so tendered into the Contractual  Currency, of the full amount in the Contractual Currency of all amounts payable in  respect of this Agreement.  If for any reason  the amount in the  Contractual  Currency so received  falls short of the amount in the  Contractual Currency payable  in respect of this Agreement,  the party required to make  the payment will, to  the extent permitted by  applicable law,  immediately  pay such additional  amount in the Contractual Currency  as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency  so received exceeds  the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)     Judgments.  To the extent  permitted  by  applicable  law,  if any  judgment  or  order expressed in a currency other than the  Contractual  Currency is rendered (i) for the payment of any  amount owing in respect of this Agreement, (ii) for the  payment of any amount  relating  to any early  termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment  of any amount described
in (i) or (ii)    above,    the    party    seeking    recovery,    after    recovery    in    full   of   the
aggregate amount to which such  party is entitled pursuant  to the  judgment  or order,  will be  entitled  to receive  immediately from the other  party the amount of any shortfall of the Contractual Currency received by such party  as a consequence of  sums paid in such  other currency and will refund promptly to the other party any  excess of the Contractual  Currency received by  such party as a  consequence  of sums paid in such other currency  if such shortfall or  such excess arises  or results from any variation between the rate of exchange at which the Contractual  Currency is converted into the currency of the judgment or order for the purposes of such judgment or order  and the rate of  exchange at which such party is able,  acting in a reasonable  manner
and   in good faith in   converting the currency received   into  the   Contractual   Currency,   to  purchase
the Contractual Currency with  the amount of the  currency of the judgment or order actually  received by such party.  The term "rate of  exchange" includes,  without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)     Separate  Indemnities.  To  the  extent  permitted  by  applicable  law,  these indemnities constitute separate and independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent  causes of action,  will apply  notwithstanding  any indulgence  granted by the party to which any payment  is owed and will not be  affected  by judgment  being  obtained or  claim or proof being made for any other sums payable in respect of this Agreement.

(d)     Evidence of Loss. For the purpose of this Section 8, it will be sufficient for  a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.     Miscellaneous

(a)    Entire  Agreement.  This Agreement  constitutes the entire  agreement and  understanding of the parties with respect to  its subject  matter and  supersedes all oral  communication  and  prior writings with respect thereto.

(b)    Amendments.  No  amendment,  modification  or waiver  in  respect  of this  Agreement will be effective unless in writing  (including a writing  evidenced by a facsimile  transmission)  and executed  by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)    Survival of Obligations.  Without prejudice to Sections 2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)    Remedies  Cumulative.   Except  as  provided  in  this  Agreement,   the   rights, powers, remedies and
privileges provided in  this  Agreement  are  cumulative  and not  exclusive  of any  rights, powers, remedies and privileges provided by law.

(e)     Counterparts and Confirmations.

      (i)  This   Agreement  (and  each   amendment,   modification   and  waiver  in  respect   of it) may be
      executed and delivered  in counterparts  (including by facsimile  transmission),  each  of which will be deemed an original.

      (ii) The parties  intend that they are legally  bound by the terms of each  Transaction  from the moment they agree to  those terms  (whether  orally or  otherwise).  A  Confirmation  shall  be entered into as
      soon as practicable and   may  be  executed  and   delivered   in   counterparts (including by facsimile
      transmission) or be  created  by an  exchange  of telexes  or by an  exchange  of electronic messages on an electronic messaging system,  which in each  case  will be  sufficient  for all  purposes to evidence a binding supplement  to this Agreement.  The parties will specify therein or  through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)    No Waiver of Rights. A failure or delay in exercising any right, power or privilege  in respect of this
Agreement will not  be presumed to operate as a waiver,  and a single or partial exercise  of any right, power or privilege will not  be presumed to preclude any  subsequent or further  exercise,  of that  right, power or privilege or the exercise of any other right, power or privilege.

(g)    Headings.  The headings  used in this  Agreement  are for  convenience  of  reference  only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.    Offices; Multibranch Parties

(a)    If Section  10(a) is specified in the Schedule as applying,  each party that  enters into a Transaction through an Office  other than its head or home office represents to the other party  that, notwithstanding the
place of booking office    or    jurisdiction    of    incorporation    or   organisation   of   such   party,
the obligations of such  party are the same as if it had entered into the Transaction through its head or home office. This representation  will be deemed to  be repeated by such party on each date on which a  Transaction is entered into.

(b)    Neither  party  may  change  the  Office  through  which it makes  and  receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)    If a party is  specified  as a  Multibranch  Party  in the  Schedule,  such  Multibranch Party may make and receive payments or  deliveries under any Transaction  through any Office listed in  the Schedule, and the
Office through which it  makes and  receives  payments or  deliveries  with  respect to  a Transaction will be specified in the relevant Confirmation.

11.    Expenses

A  Defaulting  Party  will,  on  demand,  indemnify  and hold  harmless  the other  party  for and against all reasonable out-of-pocket expenses,  including  legal  fees and  Stamp  Tax,  incurred  by  such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of  any Transaction, including, but not limited to, costs of collection.

12.    Notices

(a)    Effectiveness.  Any notice or other  communication  in respect of this  Agreement  may  be given in any manner set forth below  (except that a notice or other  communication  under  Section 5 or 6  may not be given by facsimile transmission  or  electronic  messaging  system) to the  address or number  or in accordance with
the electronic messaging system   details   provided  (see  the  Schedule)  and  will   be deemed effective as
indicated:—

       (i)    if in writing and delivered in person or by courier, on the date it is delivered;

       (ii)   if sent by telex, on the date the recipient's answerback is received;

       (iii)  if sent by facsimile  transmission,  on the date that transmission is  received by a responsible employee of  the recipient in legible form (it being agreed that the burden of  proving receipt will be on the sender and  will  not  be met  by a  transmission  report  generated  by  the sender's facsimile machine);

       (iv)   if    sent    by    certified    or    registered    mail    (airmail,     if    overseas)    or
       the equivalent (return receipt  requested), on the date  that  mail is  delivered  or its  delivery  is attempted; or

       (v)    if sent by electronic messaging system, on the date that electronic message is received,

unless   the  date  of  that   delivery   (or   attempted   delivery)   or  that   receipt,   as   applicable,
is not a Local Business  Day or that communication  is delivered (or  attempted) or received,  as  applicable, after  the close of business  on a Local Business  Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)    Change of  Addresses.  Either party may by notice to the other  change the  address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to
it.

13.    Governing Law and Jurisdiction

(a)    Governing  Law.  This   Agreement   will  be  governed  by  and  construed   in accordance with the law
specified in the Schedule.

(b)    Jurisdiction.   With   respect   to  any   suit,   action   or   proceedings relating to this Agreement
("Proceedings"), each party irrevocably:—

       (i)    submits    to   the    jurisdiction    of   the    English    courts,    if    this    Agreement
       is expressed to be governed  by English law, or to the non-exclusive  jurisdiction of the courts of the
       State  of New York and the  United States District  Court  located  in  the  Borough  of  Manhattan  in
       New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

       (ii)   waives any  objection  which it may have at any time to the  laying  of venue of any Proceedings
       brought in any such   court,   waives  any  claim  that  such   Proceedings   have   been brought in an
       inconvenient forum and further  waives  the right to  object,  with  respect  to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing  in  this  Agreement  precludes  either  party  from  bringing  Proceedings  in any other jurisdiction
(outside, if this Agreement is  expressed to be governed by English  law,  the  Contracting States, as defined
in Section 1(3) of   the  Civil   Jurisdiction  and  Judgments  Act  1982  or   any modification, extension or
reenactment thereof for the  time  being in force)  nor will the  bringing  of  Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)    Service of Process.  Each party  irrevocably  appoints  the Process  Agent  (if any) specified opposite its name in the Schedule  to  receive,  for it and on its  behalf,  service  of  process  in any  Proceedings.
If for any

reason any party's  Process Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days  appoint a substitute process agent acceptable to the other  party. The parties irrevocably consent to service of  process  given in the  manner  provided  for  notices  in  Section  12. Nothing in this
Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)    Waiver of Immunities.  Each party  irrevocably  waives,  to the fullest  extent permitted by applicable
law, with respect to   itself  and  its   revenues  and  assets   (irrespective   of  their  use  or  intended
use), all immunity  on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief  by way of injunction,  order for  specific  performance  or for recovery of property,
(iv)  attachment of its assets  (whether before or after  judgment)  and (v) execution or  enforcement  of any judgment  to which it or its  revenues or assets might  otherwise be entitled in any Proceedings in the courts of any jurisdiction and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.    Definitions

As used in this Agreement:—

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions"  means (a) with  respect to any  Termination  Event  consisting of an Illegality, Tax
Event or Tax Event Upon  Merger,  all  Transactions  affected  by  the  occurrence   of such Termination Event
and (b) with respect to any other Termination Event, all Transactions.

"Affiliate"  means,  subject to the Schedule,  in relation to any person,  any  entity controlled, directly or
indirectly, by the person,   any   entity   that   controls,   directly   or   indirectly,   the   person   or
any entity directly or  indirectly under common  control with the person.  For this purpose,  "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:—

(a)    in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii))
by a Defaulting Party, the Default Rate;

(b)    in   respect   of  an   obligation   to  pay  an   amount   under   Section   6(e)  of   either   party
from and after the date  (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the
Default Rate;

(c)    in  respect  of all  other  obligations  payable  or  deliverable  (or  which  would  have been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)    in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the  enactment,  promulgation,  execution or  ratification  of,  or any change in or
amendment to, any law   (or   in   the   application   or   official   interpretation   of   any   law)   that
occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent,  approval,  action,  authorisation,  exemption,  notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum  equal to the cost  (without  proof or evidence of  any actual cost) to the relevant payee (as  certified  by it) if it were to fund or of funding  the  relevant  amount  plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax"  means  any Tax  other  than a Tax  that  would  not be  imposed  in respect of a payment under this Agreement but  for a present or former  connection  between the  jurisdiction  of the government or taxation authority imposing  such Tax and the recipient of such payment or a person  related to such recipient
(including, without limitation,  a connection  arising from such  recipient or related  person being or having been a citizen or resident  of such jurisdiction,  or being or having been organised,  present or engaged in a trade or business in  such jurisdiction,  or having or having had a permanent establishment  or fixed place of
business in such jurisdiction,   but   excluding   a   connection   arising   solely   from   such   recipient
or related person   having executed, delivered,    performed   its   obligations   or   received   a   payment
under, or enforced, this Agreement or a Credit Support Document).

"law"  includes  any  treaty,   law,  rule  or  regulation   (as  modified,   in  the  case  of  tax  matters,
by the practice of  any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local  Business  Day"  means,  subject  to  the  Schedule,  a  day  on  which  commercial  banks are open for business (including dealings  in foreign  exchange  and  foreign  currency  deposits)  (a)  in relation to any
obligation under Section 2(a)(i),   in   the   place(s)   specified   in   the   relevant   Confirmation   or,
if not so specified,   as otherwise agreed by   the   parties   in   writing   or   determined   pursuant   to
provisions contained, or incorporated  by reference, in this  Agreement, (b) in relation to any other payment, in the place  where the relevant account  is located and, if different,  in the principal financial centre, if any, of the currency of such payment, (c) in  relation to any notice or other communication,  including notice contemplated under Section 5(a)(i), in the  city specified in the address for notice provided by the recipient and, in the case  of a notice contemplated  by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to  Section 5(a)(v)(2), in the  relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and
a party, the Termination    Currency   Equivalent   of   an   amount   that   party   reasonably    determines
in good faith to be  its total losses and  costs (or gain,  in which case  expressed as a negative  number) in connection with this Agreement  or that Terminated Transaction  or group of  Terminated  Transactions,  as the case may  be, including any loss of  bargain, cost of funding or,  at the  election  of such party but without duplication,  loss or cost incurred as a result  of its terminating, liquidating,  obtaining or reestablishing any hedge or related  trading position (or any gain  resulting from any of  them).  Loss  includes  losses and costs (or gains) in respect of  any payment or delivery  required to have been  made (assuming satisfaction of each applicable condition precedent)  on or before the  relevant Early Termination Date  and not made, except, so as to avoid duplication, if  Section 6(e)(i)(1) or (3) or  6(e)(ii)(2)(A) applies. Loss  does not include a party's legal fees and  out-of-pocket expenses referred to under  Section 11. A party will  determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably  practicable, as of the earliest date thereafter  as is  reasonably  practicable.  A  party  may  (but need not) determine  its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market  Quotation"  means,  with  respect  to one or  more  Terminated  Transactions  and  a party making the
determination, an amount determined   on  the   basis   of   quotations   from   Reference Market-makers. Each
quotation will be for  an amount,  if any,  that would be paid to such party  (expressed as a negative number)
or by such party (expressed as a positive number) in consideration of an  agreement between such party (taking into account any existing  Credit  Support  Document with respect to the  obligations  of  such party) and the
quoting Reference Market-maker   to  enter  into  a  transaction  (the   "Replacement Transaction") that would
have the effect of preserving  for such party the  economic  equivalent  of any  payment  or delivery (whether
the underlying obligation  was  absolute  or  contingent  and  assuming  the   satisfaction of each applicable
condition precedent) by the  parties under Section 2(a)(i) in respect of such  Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that date. For this purpose,  Unpaid Amounts in respect of the  Terminated Transaction or group of Terminated Transactions  are to be excluded but,  without  limitation,  any  payment or delivery that
would, but for the  relevant  Early  Termination  Date,  have  been  required   (assuming satisfaction of each
applicable condition precedent)   after  that  Early  Termination  Date  is  to  be  included. The Replacement
Transaction would be subject  to such  documentation  as  such  party  and the  Reference Market-maker may, in
good faith, agree. The   party   making   the   determination   (or   its   agent) will request each Reference
Market maker to provide its  quotation  to the  extent  reasonably  practicable  as of  the  same day and time
(without regard to different  time  zones) on or as soon as  reasonably  practicable  after the relevant Early
Termination Date. The day  and time as of which those  quotations are to be obtained  will be selected in good
faith by the party   obliged   to  make  a   determination   under   Section   6(e),   and,   if  each   party
is so obliged, after  consultation with the other.  If more than three  quotations  are  provided,  the Market
Quotation will be the  arithmetic mean of the  quotations, without regard to the quotations having the highest
and lowest values. If   exactly three such quotations   are   provided,   the   Market   Quotation   will   be
the quotation remaining after  disregarding the highest and  lowest quotations. For this purpose, if more than one  quotation has the same  highest value or lowest  value, then one of such quotations shall be disregarded.
If  fewer than three quotations  are provided, it will  be deemed that the Market Quotation in respect of such
Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or  evidence of any actual cost)
to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse  of time or both, would constitute an Event of Default.

"Reference   Market-makers"   means  four  leading   dealers  in  the  relevant   market selected by the party
determining a Market  Quotation  in good  faith (a) from among  dealers  of the  highest credit standing which
satisfy all the criteria   that   such   party   applies   generally   at  the   time  in   deciding   whether
to offer or to make  an extension of credit and  (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant  Jurisdiction"  means,  with  respect  to a  party,  the  jurisdictions  (a)  in  which the party is incorporated, organised, managed  and controlled or considered to have its seat,  (b)  where an Office through which the party is  acting for  purposes of this  Agreement is located,  (c) in which  the party executes this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a payment or  delivery  is to be  made under Section 2(a)(i)
with respect to a Transaction.

"Set-off" means set-off, offset,  combination of accounts, right of retention or  withholding or similar right or requirement to which  the payer of an amount under Section 6 is entitled or  subject (whether arising under this Agreement, another contract,  applicable  law or  otherwise)  that is  exercised  by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:—

(a)    the Termination  Currency Equivalent of the Market Quotations  (whether positive  or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined;
and

(b)    such  party's  Loss  (whether  positive or negative  and without  reference  to any Unpaid Amounts) for each Terminated Transaction or  group  of  Terminated  Transactions  for  which  a  Market Quotation cannot be
determined or would not   (in  the  reasonable   belief  of  the  party  making   the determination) produce a
commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified   Indebtedness"  means,  subject  to  the  Schedule,  any  obligation   (whether present or future,
contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified    Transaction"   means,    subject   to   the   Schedule,    (a)   any   transaction    (including
an agreement with respect   thereto) now existing or hereafter   entered   into  between  one  party  to  this
Agreement (or any Credit Support  Provider of such party or any applicable Specified Entity of such party) and the  other  party to this Agreement (or  any Credit Support Provider of  such  other  party or any  applicable
Specified Entity of such other party) which is a rate swap transaction,  basis swap, forward rate transaction, commodity  swap, commodity option, equity or  equity index swap, equity or  equity index option,  bond option, interest rate  option, foreign exchange transaction,  cap transaction, floor transaction, collar  transaction,
currency  swap   transaction, cross-currency rate swap   transaction, currency option or   any  other  similar
transaction  (including any option  with respect to any of these  transactions), (b) any combination of  these
transactions and (c) any other  transaction identified as a Specified  Transaction in   this Agreement or  the
relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee  of any nature (including interest, penalties and additions  thereto)  that is  imposed by any  government  or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated   Transactions"  means  with  respect  to  any  Early  Termination  Date   (a) if resulting from a
Termination Event, all Affected Transactions  and (b) if resulting from an  Event of Default, all Transactions
(in either case) in effect immediately            before            the            effectiveness            of
the notice designating that Early Termination  Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination   Currency   Equivalent"   means,   in  respect   of  any   amount denominated in the Termination
Currency, such Termination Currency  amount  and,  in respect  of any  amount  denominated in a currency other than the Termination Currency  (the  "Other  Currency"),  the  amount  in  the Termination Currency determined by the party making the  relevant  determination  as  being  required  to  purchase  such amount of such Other
Currency as at the relevant Early Termination Date, or, if the relevant Market  Quotation or Loss (as the case
may be), is determined as   of  a   later   date,   that   later   date,   with   the   Termination   Currency
at the rate equal to  the spot exchange rate of  the foreign  exchange  agent  (selected  as  provided  below)
for the purchase of such  Other Currency with  the  Termination  Currency at or about 11:00 a.m.  (in the city in which such foreign  exchange agent is located)  on such date as would be customary for the determination of
such a rate for the   purchase of such Other Currency for   value  on  the  relevant  Early  Termination  Date
or that later date. The   foreign exchange agent will,   if   only   one   party   is   obliged   to   make  a
determination under Section 6(e), be  selected in good faith by that party and otherwise will be agreed by the parties.

"Termination  Event"  means an  Illegality,  a Tax Event or a Tax Event  Upon  Merger  or,  if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate"  means a rate  per  annum  equal  to the  arithmetic  mean of  the cost (without  proof or evidence of any actual cost)  to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party  means,  with  respect  to an Early  Termination  Date, the aggregate of
(a) in respect of all Terminated  Transactions,  the amounts  that became  payable (or  that would have become payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or  prior to such Early Termination
Date and which remain unpaid  as  at  such  Early  Termination  Date  and  (b)  in  respect of each Terminated
Transaction, for each obligation    under   Section    2(a)(i)    which   was   (or    would have been but for
Section 2(a) (iii)) required    to   be   settled   by    delivery    to   such   party   on   or   prior   to
such Early Termination Date  and which has not been  so settled as at such Early  Termination  Date, an amount equal to the fair market

value of that which was (or would have been)  required  to be  delivered  as of  the originally scheduled date
for delivery, in each case     together    with    (to    the    extent     permitted     under     applicable
law) interest, in the currency  of such amounts, from  (and  including)  the date such amounts or  obligations were  or would have been required  to have been paid or  performed to (but excluding)  such Early  Termination
Date,  at the Applicable Rate. Such  amounts of interest will  be calculated on the basis of daily compounding and  the actual number of days  elapsed. The  fair market  value of any  obligation  referred to in clause (b)
above shall be reasonably  determined by the party obliged to make the determination under Section 6(e) or, if
each  party   is so obliged,   it shall be the average   of  the  Termination   Currency  Equivalents  of  the
fair market values reasonably determined by both parties.

IN  WITNESS  WHEREOF  the  parties  have  executed  this  document  on  the   respective dates specified below
with effect from the date specified on the first page of this document.

BARCLAYS BANK PLC                                            RASC SERIES 2006-KS8
                                                             By:  U.S. Bank National Association, not in its
                                                             individual capacity but solely as Supplemental
                                                             Interest Trust Trustee for the benefit of RASC Series
                                                             2006-KS8 Supplemental Interest Trust, Home Equity
                                                             Mortgage Asset-Backed Pass-Through Certificates,
                                                             Series 2006-KS8

By:   _____________________________                          By:   __________________________________
      Name:                                                        Name:
      Title:                                                       Title:
      Date:                                                        Date:

(Bilateral Form)                                      (ISDA Agreements subject to New York Law Only)

                                                  ISDA®
                          International Swaps and Derivatives Association, Inc.
                                           CREDIT SUPPORT ANNEX
                                          to the Schedule to the

                                          ISDA MASTER AGREEMENT

                                _________________________________________

                                      dated as of September 28, 2006

                                                 between

BARCLAYS BANK PLC                                         and   U.S. Bank National Association (the "Supplemental  Interest
                                                                Trust Trustee"),  not in its individual capacity but solely as  Supplemental  Interest Trust trustee,  on behalf of the
                                                                Supplemental  Interest  Trust,  for  the  Benefit  of  RASC
                                                                Series   2006-KS8   Trust,    Home   Equity    Asset-Backed
                                                                Pass-Through Certificates, Series 2006-KS8
_____________________________________________________           ___________________________________________________________
("Party A")                                                     ("Party B")

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:—

Paragraph 1. Interpretation

(a)      Definitions  and  Inconsistency.  Capitalized  terms not  otherwise  defined  herein or  elsewhere in this
Agreement have the meanings  specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency  between this Annex and the other provisions of this
Schedule,  this  Annex will  prevail,  and in the event of any  inconsistency  between  Paragraph  13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)      Secured Party and Pledgor.  All  references  in this Annex to the "Secured  Party" will be to either party when acting in that capacity and all  corresponding  references  to the  "Pledgor"  will be to the other party when acting in that capacity;  provided,  however,  that if Other Posted  Support is held by a party to this Annex,  all references  herein to that party as the Secured  Party with  respect to that Other  Posted  Support will be to that party as the  beneficiary  thereof and will not subject  that support or that party as the  beneficiary  thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party,  as the  Pledgor,  hereby  pledges to the other  party,  as the  Secured  Party,  as  security  for its
Obligations,  and grants to the Secured Party a first priority  continuing  security interest in, lien on and right of Set-off  against all Posted  Collateral  Transferred  to or received by the Secured  Party  hereunder.  Upon the
Transfer  by the  Secured  Party to the  Pledgor of Posted  Collateral,  the  security  interest  and lien  granted hereunder on that Posted Collateral will be released  immediately and, to the extent possible,  without any further action by either party.

                  Copyright © 1994 International Swaps and Derivatives Association, Inc.

Paragraph 3. Credit Support Obligations

(a)      Delivery  Amount.  Subject to  Paragraphs 4 and 5, upon a demand made by the Secured  Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's  Minimum
Transfer  Amount,  then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable  Delivery Amount  (rounded  pursuant to Paragraph 13). Unless otherwise  specified in Paragraph 13, the "Delivery  Amount"  applicable to the Pledgor for any Valuation Date will equal the amount by which:

         (i)    the Credit Support Amount

         exceeds

         (ii)   the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)      Return Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly  following a Valuation  Date,  if the Return  Amount for that  Valuation  Date equals or exceeds the Secured  Party's  Minimum
Transfer  Amount,  then the Secured  Party will  Transfer to the Pledgor  Posted  Credit  Support  specified by the
Pledgor in that demand having a Value as of the date of Transfer as close as practicable  to the applicable  Return
Amount  (rounded  pursuant to Paragraph  13).  Unless  otherwise  specified in  Paragraph  13, the "Return  Amount"
applicable to the Secured Party for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

         (ii) the Credit Support Amount.

"Credit Support Amount" means,  unless otherwise  specified in Paragraph 13, for any Valuation Date (i) the Secured
Party's  Exposure for that  Valuation  Date plus (ii) the aggregate of all  Independent  Amounts  applicable to the
Pledgor,  if any,  minus (iii) all  Independent  Amounts  applicable to the Secured  Party,  if any, minus (iv) the
Pledgor's  Threshold;  provided,  however,  that the Credit  Support  Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a)      Conditions Precedent.  Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured
Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

         (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

         (ii) no Early  Termination Date for which any unsatisfied  payment  obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b)      Transfer  Timing.  Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand for the
Transfer of Eligible  Credit Support or Posted Credit Support is made by the  Notification  Time, then the relevant
Transfer  will be made not later than the close of  business  on the next Local  Business  Day; if a demand is made after the  Notification  Time, then the relevant  Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c)      Calculations.  All  calculations  of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation  Agent as of the Valuation  Time. The Valuation  Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations  not later than the Notification  Time on the Local Business
Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)      Substitutions.

         (i)  Unless otherwise  specified in Paragraph 13, upon notice to the Secured Party specifying the items of
         Posted  Credit  Support to be  exchanged,  the Pledgor  may, on any Local  Business  Day,  Transfer to the
         Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

         (ii) subject to Paragraph  4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit
         Support  specified by the Pledgor in its notice not later than the Local  Business Day  following the date on which the Secured  Party  receives  the  Substitute  Credit  Support,  unless  otherwise  specified  in
         Paragraph  13 (the  "Substitution  Date");  provided  that the  Secured  Party will only be  obligated  to
         Transfer  Posted  Credit  Support  with a Value as of the date of Transfer of that Posted  Credit  Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing  Party") disputes (I) the Valuation  Agent's  calculation of a Delivery Amount or a Return
Amount or (II) the Value of any  Transfer  of  Eligible  Credit  Support  or Posted  Credit  Support,  then (1) the
Disputing  Party will  notify the other  party and the  Valuation  Agent (if the  Valuation  Agent is not the other party) not later than the close of business on the Local  Business  Day  following  (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above,  (2) subject to Paragraph 4(a), the appropriate  party will Transfer the undisputed amount to the other party not later than the close of business on the Local  Business Day  following  (X) the date that the demand is made under  Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above,  (3) the  parties  will  consult  with each other in an attempt to resolve  the  dispute  and (4) if they fail to resolve  the  dispute by the  Resolution
Time, then:

         (i)  In the case of a dispute involving a Delivery Amount or Return Amount,  unless otherwise specified in
         Paragraph  13, the Valuation  Agent will  recalculate  the Exposure and the Value as of the  Recalculation
         Date by:

           (A)  utilizing  any  calculations  of Exposure  for the  Transactions  (or Swap  Transactions)  that the parties have agreed are not in dispute;

           (B)  calculating the Exposure for the  Transactions  (or Swap  Transactions)  in dispute by seeking four actual  quotations  at  mid-market  from  Reference  Market-makers  for purposes of  calculating  Market
           Quotation,  and taking the arithmetic  average of those  obtained;  provided that if four quotations are not available for a particular  Transaction (or Swap  Transaction),  then fewer than four quotations may be used for that Transaction (or Swap Transaction);  and if no quotations are available for a particular
           Transaction (or Swap  Transaction),  then the Valuation  Agent's original  calculations will be used for that Transaction (or Swap Transaction); and

           (C)  utilizing the  procedures  specified in Paragraph 13 for  calculating  the Value,  if disputed,  of
           Posted Credit Support.

         (ii) In the case of a dispute  involving  the Value of any Transfer of Eligible  Credit  Support or Posted
         Credit  Support,  the Valuation Agent will  recalculate  the Value as of the date of Transfer  pursuant to
         Paragraph 13.

Following a  recalculation  pursuant to this  Paragraph,  the Valuation  Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification  Time on the Local Business Day following the Resolution  Time. The  appropriate  party will,  upon demand  following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a)      Care of Posted  Collateral.  Without limiting the Secured Party's rights under Paragraph 6(c), the Secured
Party will exercise  reasonable care to assure the safe custody of all Posted  Collateral to the extent required by applicable  law,  and in any event  the  Secured  Party  will be deemed  to have  exercised  reasonable  care if it exercises  at least the same  degree of care as it would  exercise  with  respect  to its own  property.  Except as specified  in the  preceding  sentence,  the  Secured  Party will have no duty with  respect to Posted  Collateral, including, without limitation, any duty to collect any Distributions,  or enforce or preserve any rights pertaining thereto.

(b)      Eligibility to Hold Posted Collateral; Custodians.

         (i)  General.  Subject to the satisfaction of any conditions  specified in Paragraph 13 for holding Posted
         Collateral,  the  Secured  Party will be  entitled  to hold  Posted  Collateral  or to appoint an agent (a
         "Custodian")  to hold Posted  Collateral  for the Secured  Party.  Upon notice by the Secured Party to the
         Pledgor of the  appointment  of a  Custodian,  the  Pledgor's  obligations  to make any  Transfer  will be discharged by making the Transfer to that Custodian.  The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted  Collateral  by the Secured  Party for which the  Custodian  is acting.

         (ii) Failure to Satisfy Conditions.  If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral,  then upon a demand made by the Pledgor,  the Secured Party will, not later than five Local  Business  Days after the demand,  Transfer or cause its  Custodian to Transfer all Posted
         Collateral  held by it to a Custodian  that  satisfies  those  conditions  or to the  Secured  Party if it satisfies those conditions.

         (iii)    Liability.  The Secured  Party will be liable for the acts or omissions  of its  Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)      Use of Posted Collateral.  Unless otherwise  specified in Paragraph 13 and without limiting the rights and obligations of the parties under  Paragraphs 3,  4(d)(ii),  5, 6(d) and 8, if the Secured Party is not a Defaulting
Party or an Affected  Party with respect to a Specified  Condition  and no Early  Termination  Date has occurred or been  designated  as the result of an Event of Default or Specified  Condition  with respect to the Secured  Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

         (i)  sell, pledge,  rehypothecate,  assign,  invest,  use, commingle or otherwise dispose of, or otherwise use in its business any Posted  Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

         (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer  Eligible Credit Support or Posted Credit Support pursuant to Paragraphs
3 and 5 and any rights or remedies  authorized  under this Agreement,  the Secured Party will be deemed to continue to hold all Posted Collateral and to receive  Distributions  made thereon,  regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)      Distributions and Interest Amount.

         (i)  Distributions.  Subject to  Paragraph  4(a),  if the Secured  Party  receives or is deemed to receive
         Distributions  on a Local Business Day, it will Transfer to the Pledgor not later than the following Local
         Business Day any  Distributions  it receives or is deemed to receive to the extent that a Delivery  Amount would not be created or increased by that Transfer,  as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

          (ii) Interest Amount.  Unless otherwise  specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any  interest,  dividends  or other  amounts  paid or deemed to have been paid with  respect to Posted
          Collateral  in the form of Cash (all of which may be retained by the Secured  Party),  the Secured  Party will  Transfer to the Pledgor at the times  specified in  Paragraph 13 the Interest  Amount to the extent that a  Delivery  Amount  would not be  created or  increased  by that  Transfer,  as  calculated  by the
          Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation  Date for this purpose).
          The Interest Amount or portion thereof not Transferred  pursuant to this Paragraph will constitute Posted
          Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

        (i) that  party  fails (or fails to cause its  Custodian)  to make,  when due,  any  Transfer  of  Eligible
        Collateral,  Posted  Collateral or the Interest Amount,  as applicable,  required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

        (ii)that party fails to comply with any restriction or prohibition  specified in this Annex with respect to any of the rights  specified in Paragraph  6(c) and that failure  continues  for five Local  Business  Days after notice of that failure is given to that party; or

        (iii)     that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs  7(i) and 7(ii) and that failure  continues for 30 days after notice of that failure is given to
        that party.

Paragraph 8. Certain Rights and Remedies

(a)      Secured Party's Rights and Remedies.  If at any time (1) an Event of Default or Specified  Condition with respect to the Pledgor has  occurred  and is  continuing  or (2) an Early  Termination  Date has  occurred or been designated as the result of an Event of Default or Specified  Condition with respect to the Pledgor,  then, unless the Pledgor has paid in full all of its Obligations  that are then due, the Secured Party may exercise one or more of the following rights and remedies:

        (i) all rights and  remedies  available  to a secured  party under  applicable  law with respect to Posted
        Collateral held by the Secured Party;

        (ii)any other rights and remedies available to the Secured Party under the terms of Other Posted Support,  if any;

        (iii)     the right to Set-off any amounts payable by the Pledgor with respect to any Obligations  against any Posted  Collateral or the Cash  equivalent of any Posted  Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

        (iv)the right to liquidate any Posted  Collateral  held by the Secured Party through one or more public or private sales or other  dispositions  with such notice,  if any, as may be required under  applicable law, free from any claim or right of any nature  whatsoever  of the Pledgor,  including  any equity or right of redemption  by the Pledgor  (with the Secured  Party having the right to purchase any or all of the Posted
        Collateral to be sold) and to apply the proceeds (or the Cash equivalent  thereof) from the liquidation of the Posted  Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party  acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and,  accordingly,  the Pledgor is not entitled to prior notice of any sale of that Posted  Collateral  by the  Secured  Party,  except any notice  that is required  under applicable law and cannot be waived.

(b)      Pledgor's  Rights and Remedies.  If at any time an Early  Termination Date has occurred or been designated as the result of an Event of Default or Specified  Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap  Transactions)  where the Secured
Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

         (i)  the Pledgor may exercise all rights and remedies  available to a pledgor  under  applicable  law with respect to Posted Collateral held by the Secured Party;

         (ii) the Pledgor may exercise any other  rights and remedies  available to the Pledgor  under the terms of
         Other Posted Support, if any;

         (iii)    the Secured  Party will be  obligated  immediately  to  Transfer  all Posted  Collateral  and the
         Interest Amount to the Pledgor; and

         (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred  pursuant to (iii)
         above, the Pledgor may:

           (A)  Set-off  any amounts  payable by the Pledgor  with  respect to any  Obligations  against any Posted
           Collateral or the Cash equivalent of any Posted  Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

           (B)  to the extent that the Pledgor  does not  Set-off  under  (iv)(A)  above,  withhold  payment of any remaining  amounts  payable  by the  Pledgor  with  respect to any  Obligations,  up to the Value of any remaining Posted  Collateral held by the Secured Party,  until that Posted  Collateral is Transferred to the Pledgor.

(c)      Deficiencies and Excess  Proceeds.  The Secured Party will Transfer to the Pledgor any proceeds and Posted
Credit Support  remaining  after  liquidation,  Set-off and/or  application  under  Paragraphs  8(a) and 8(b) after satisfaction  in full of all amounts  payable by the Pledgor  with respect to any  Obligations;  the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation,  Set-off and/or application under
Paragraphs 8(a) and 8(b).

(d)      Final  Returns.  When no amounts are or thereafter  may become  payable by the Pledgor with respect to any
Obligations  (except for any  potential  liability  under Section 2(d) of this  Agreement),  the Secured Party will
Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party  represents to the other party (which  representations  will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

         (i)  it has the power to grant a security interest in and lien on any Eligible  Collateral it Transfers as the Pledgor and has taken all necessary  actions to authorize  the granting of that security  interest and lien;

         (ii) it is the sole owner of or otherwise  has the right to Transfer all Eligible  Collateral it Transfers to the Secured  Party  hereunder,  free and clear of any security  interest,  lien,  encumbrance  or other restrictions other than the security interest and lien granted under Paragraph 2;

         (iii)    upon the Transfer of any Eligible  Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority  security interest therein (assuming that any central clearing corporation or any third-party financial  intermediary or other entity not within the control of the Pledgor  involved in the Transfer of that Eligible  Collateral  gives the notices and takes the action required of it under applicable law for perfection of that interest); and

         (iv) the  performance  by it of its  obligations  under this Annex will not result in the  creation of any security  interest,  lien or other  encumbrance on any Posted  Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a)      General.  Except as otherwise  provided in Paragraphs  10(b) and 10(c),  each party will pay its own costs and expenses in connection with  performing its  obligations  under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b)      Posted Credit  Support.  The Pledgor will promptly pay when due all taxes,  assessments  or charges of any nature that are imposed with respect to Posted Credit  Support held by the Secured Party upon becoming aware of the same,  regardless of whether any portion of that Posted Credit Support is subsequently  disposed of under Paragraph
6(c),  except for those taxes,  assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c)      Liquidation/Application  of Posted Credit  Support.  All reasonable  costs and expenses  incurred by or on behalf of the Secured Party or the Pledgor in connection  with the  liquidation  and/or  application  of any Posted
Credit  Support  under  Paragraph  8 will be  payable,  on demand  and  pursuant  to the  Expenses  Section of this
Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a)      Default  Interest.  A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the
Interest  Amount will be  obligated to pay the Pledgor (to the extent  permitted  under  applicable  law) an amount equal to interest at the Default Rate  multiplied  by the Value of the items of property  that were  required to be
Transferred,  from  (and  including)  the date that  Posted  Collateral  or  Interest  Amount  was  required  to be
Transferred to (but  excluding) the date of Transfer of that Posted  Collateral or Interest  Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)      Further  Assurances.  Promptly  following a demand made by a party,  the other party will execute,  deliver, file and record any financing statement,  specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create,  preserve,  perfect or validate any security interest or lien granted  under  Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with  respect  to Posted  Credit  Support  or an  Interest  Amount or to effect or  document  a release of a security interest on Posted Collateral or an Interest Amount.

(c)      Further  Protection.  The Pledgor will promptly  give notice to the Secured Party of, and defend  against, any suit, action,  proceeding or lien that involves Posted Credit Support  Transferred by the Pledgor or that could adversely  affect the  security  interest  and lien  granted by it under  Paragraph  2, unless  that suit,  action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d)      Good  Faith  and  Commercially  Reasonable  Manner.  Performance  of all  obligations  under  this  Annex, including,  but not limited to, all calculations,  valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e)      Demands and  Notices.  All demands and notices  made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)      Specifications of Certain Matters.  Anything referred to in this Annex as being specified in Paragraph 13 also  may be  specified  in one or more  Confirmations  or  other  documents  and  this  Annex  will be  construed accordingly.

Paragraph 12. Definitions

As used in this Annex:-

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions"  means with respect to Posted Collateral other than Cash, all principal,  interest and other payments and  distributions  of cash or other  property  with respect  thereto,  regardless  of whether the Secured  Party has disposed  of that  Posted  Collateral  under  Paragraph  6(c).  Distributions  will not  include any item of property acquired by the Secured  Party upon any  disposition  or  liquidation  of Posted  Collateral  or, with respect to any
Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible  Collateral"  means, with respect to a party, the items, if any,  specified as such for that party in
Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure"  means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute,  the amount,  if any,  that would be payable to a party that is the Secured Party by the other  party  (expressed  as a  positive  number)  or by a party  that is the  Secured  Party to the  other  party
(expressed as a negative number) pursuant to Section  6(e)(ii)(2)(A)  of this Agreement as if all Transactions (or
Swap Transactions)  were being terminated as of the relevant  Valuation Time;  provided that Market Quotation will be  determined  by the  Valuation  Agent using its  estimates at  mid-market of the amounts that would be paid for
Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent  Amount" means,  with respect to a party, the amount specified as such for that party in Paragraph 13;
if no amount is specified, zero.

"Interest  Amount"  means,  with  respect to an  Interest  Period,  the  aggregate  sum of the amounts of interest calculated for each day in that Interest Period on the principal  amount of Posted  Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

              (x)  the amount of that Cash on that day; multiplied by

              (y) the Interest Rate in effect for that day; divided by

              (z) 360.

"Interest  Period" means the period from (and including) the last Local Business Day on which an Interest Amount was
Transferred (or, if no Interest Amount has yet been  Transferred,  the Local Business Day on which Posted Collateral in the form of Cash was  Transferred to or received by the Secured Party) to (but  excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local  Business Day",  unless  otherwise  specified in Paragraph 13, has the meaning  specified in the Definitions
Section of this  Agreement,  except that  references to a payment in clause (b) thereof will be deemed to include a
Transfer under this Annex.

"Minimum  Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph
13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations"  means, with respect to a party, all present and future  obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible  Support" means,  with respect to a party,  the items, if any,  specified as such for that party in
Paragraph 13.

"Other Posted  Support"  means all Other Eligible  Support  Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party,  when that party (i) receives a demand for or is required to Transfer Eligible Credit
Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible  Collateral,  other property,  Distributions,  and all proceeds thereof that have been  Transferred  to or  received by the Secured  Party under this Annex and not  Transferred  to the Pledgor pursuant to Paragraph  3(b),  4(d)(ii) or 6(d)(i) or released by the Secured Party under  Paragraph 8. Any Interest
Amount or portion thereof not Transferred  pursuant to Paragraph  6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation  Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided,  however, that if a  subsequent  Valuation  Date occurs under  Paragraph 3 prior to the  resolution  of the dispute,  then the
"Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured  Party"  means  either  party,  when that party (i) makes a demand for or is entitled  to receive  Eligible
Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold"  means,  with respect to a party,  the amount  specified  as such for that party in Paragraph  13; if no amount is specified, zero.

"Transfer"  means,  with respect to any Eligible Credit Support,  Posted Credit Support or Interest  Amount,  and in
accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

         (i)  in the case of Cash,  payment or delivery by wire transfer  into one or more bank accounts  specified by the recipient;

         (ii) in the case of  certificated  securities  that cannot be paid or delivered by book-entry,  payment or delivery in  appropriate  physical form to the recipient or its account  accompanied  by any duly executed instruments of transfer,  assignments in blank,  transfer tax stamps and any other documents  necessary to constitute a legally valid transfer to the recipient;

         (iii)    in the case of  securities  that can be paid or  delivered by  book-entry,  the giving of written instructions to the relevant depository  institution or other entity specified by the recipient,  together with a  written  copy  thereof  to the  recipient,  sufficient  if  complied  with to  result in a legally effective transfer of the relevant interest to the recipient; and

         (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation  Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

         (i)  Eligible Collateral or Posted Collateral that is:

              (A) Cash, the amount thereof; and

              (B) a  security,  the bid  price  obtained  by the  Valuation  Agent  multiplied  by the  applicable
         Valuation Percentage, if any;

         (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral,  zero;
         and

         (iii)    Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

BARCLAYS BANK PLC                                            RASC SERIES 2006-KS8
                                                             By:  U.S. Bank National Association, not in its
                                                             individual capacity but solely as Supplemental
                                                             Interest Trust Trustee for the benefit of RASC Series
                                                             2006-KS8 Supplemental Interest Trust, Home Equity
                                                             Mortgage Asset-Backed Pass-Through Certificates,
                                                             Series 2006-KS8

By:   _____________________________                          By:   _____________________________
      Name:                                                        Name:
      Title:                                                       Title:
      Date:                                                        Date:

(Multicurrency - Cross Border)

                                                   ISDA®

                           International Swaps and Derivatives Association, Inc.

                                                  SCHEDULE
                                                   to the
                                              Master Agreement

                                       dated as of September 28, 2006

                                                  between

                                                              U.S. Bank  National  Association  (the  "Supplemental
                                                              Interest  Trust  Trustee"),  not  in  its  individual
                                                      and     capacity but solely as  Supplemental  Interest  Trust
                 BARCLAYS BANK PLC                            trustee,  on  behalf  of  the  Supplemental  Interest
                                                              Trust,  for  the  benefit  of  RASC  Series  2006-KS8
                                                              Trust,   Home   Equity   Asset-Backed    Pass-Through
                                                              Certificates, Series  2006-KS8
         _________________________________                    _____________________________________________________
                    ("Party A")                                                       ("Party B")

                                                   Part 1

                                           Termination Provisions

(a)  "Specified Entity" means in relation to Party A for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

     and in relation to Party B for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

(b)  "Specified Transaction" will not apply to Party A or Party B for any purpose.

(c)  Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.
         Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.
         Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B.
         Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.
         Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.
         Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.
         Section 5(a)(vii)(2) (Bankruptcy) will not apply to Party B.
         Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

(d)  Termination Events.  The following Termination Events will apply to the parties as specified below:

         Section 5(b)(i) (Illegality) will apply to Party A and Party B.
         Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.
         Section  5(b)(iii)  (Tax  Event upon  Merger)  will apply to Party A and will not apply to Party B;
         provided for clarification that Party B may be a Burdened Party for purpose of this provision.
         Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)  The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party
     A and will not apply to Party B.

(f)  Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

     (i) Market Quotation will apply.

     (ii)The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

(h)  Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

     (i) Party A fails  to  comply  with  the  Downgrade  Provisions  as set  forth  in Part  5(a).  For all purposes  of this  Agreement,  Party  A shall  be the  sole  Affected  Party  with  respect  to the occurrence of a Termination Event described in this Part 1(h)(i).

     (ii)The  Supplemental  Interest Trust (as defined in the Pooling and Servicing  Agreement,  dated as of
         September  1,  2006  (the  "Pooling  and  Servicing   Agreement"),   Residential  Asset  Securities
         Corporation,  as depositor,  Residential Funding Corporation,  as servicer,  and U.S. Bank National
         Association,  as trustee  (the  "Trustee"))  is  terminated  pursuant to the Pooling and  Servicing
         Agreement and all rated  Certificates  have been paid in  accordance  with the terms of the Pooling and  Servicing  Agreement;  provided,  however,  that  notwithstanding  Section  6(b)(iv)  of  this
         Agreement,  both Party A and Party B shall have the right to  designate an Early  Termination  Date in respect of this Additional Termination Event.

     (iii)         If any  amendment  and/or  supplement  to the Pooling  and  Servicing  Agreement  is made without the prior  written  consent of Party A, if such  amendment  and/or  supplement  would:  (a)
         materially and adversely  affect any of Party A's rights or obligations  under this  Agreement;  or
         (b)  materially  and  adversely  impact the  ability of Party B to fully  perform  any of Party B's obligations under this Agreement.  In connection with such Additional  Termination  Event,  Party B shall be the sole Affected Party.

     (iv)Notice of the  requisite  amount of the  Servicer or an Affiliate  of the  Servicer's  intention to exercise its option to purchase the Mortgage  Loans  pursuant the Pooling and  Servicing  Agreement is given by the Trustee to  Certificateholders  pursuant to the  Pooling and  Servicing  Agreement;
         provided,  however,  that  notwithstanding  the provisions of section  6(b)(iv) of this  Agreement, either  Party A or Party B may  designate an Early  Termination  Date (such date shall not be prior to the final  Distribution  Date under the  Pooling  and  Servicing  Agreement)  in respect of this
         Additional Termination Event.

                                                   Part 2

                                            Tax Representations.

(a)  Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any  applicable  law, as modified by the  practice of any  relevant  governmental revenue authority,  of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from  any  payment  (other  than  interest  under  Section  2(e),  6(d)(ii)  or 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation,  it may rely on (i) the accuracy of any  representations  made by the other party  pursuant to Section 3(f)
     of this Agreement,  (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and  effectiveness of any document provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this Agreement and (iii) the  satisfaction  of the agreement of the other party  contained in Section  4(d) of this  Agreement,  provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause  (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) of this  Agreement  by reason of material  prejudice to its legal or commercial position.

(b)  Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

     (i) With respect to payments  made to Party A which are not  effectively  connected to the U.S.:  It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes

           With  respect to  payments  made to Party A which are  effectively  connected  to the U.S.:  Each payment  received or to be received by it in connection  with this  Agreement will be effectively connected with its conduct of a trade or business in the U.S.

     (ii) For the  purpose  of  Section  3(f),  Party B  represents  it is a United  States  Person for U.S.
         federal income tax purposes.

                                                   Part 3

                                      Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:

----------------------- ---------------------------------------------------------- -----------------------------------------
Party required          Form/Document/Certificate                                  Date by which to be delivered
to deliver
document
----------------------- ---------------------------------------------------------- -----------------------------------------
Party A and Party B     Any form or document required or reasonably requested to   Promptly upon  reasonable  demand by the
                        allow the other party to make payments under the           other party.
                        Agreement without any deduction or withholding for or on
                        account of any Tax, or with such deduction or
                        withholding at a reduced rate.
----------------------- ---------------------------------------------------------- -----------------------------------------

(b) Other documents to be delivered are:

---------------- -------------------------------------------------------------- ----------------------- -------------------
Party required                     Form/Document/Certificate                     Date by which to be        Covered by
  to deliver                                                                          delivered            Section 3(d)
   document                                                                                               Representation
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and      Incumbency Certificate (or, if available the current           Concurrently with the   Yes
Party B          authorized signature book or equivalent authorizing            execution and
                 documentation) specifying the names, titles, authority and     delivery of this
                 specimen signatures of the persons authorized to execute       Agreement unless
                 this Agreement which sets forth the specimen signatures of     previously delivered
                 each signatory to this Agreement, each Confirmation and each   and still in full
                 Credit Support Document (if any) signing on its behalf.        force and effect.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A          Opinions of counsel of Party A reasonably satisfactory to      Concurrently with the   No
                 Party B.                                                       execution and
                                                                                delivery of the
                                                                                Confirmation.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          An executed copy of the Pooling and Servicing Agreement.       Promptly upon receipt   No
                                                                                by Trustee and such
                                                                                delivery shall be
                                                                                satisfied by posting
                                                                                on the Trustee's
                                                                                website
                                                                                http://www.usbank.com/mbs
---------------- -------------------------------------------------------------- ----------------------- -------------------

                                                  Part 4.

                                               Miscellaneous.

(a)  Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

     Party A:

         Addresses for notices to Party A under Sections 5 or 6 (other than notices under Section 5(a)(i))
         shall be sent to:

         Address:          5 The North Colonnade
                           Canary Wharf
                           London E14 4BB
         Facsimile:        44(20) 777 36461
         Phone:            44(20) 777 36810

         All other notices to Party A shall be sent directly to the Office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the
         Confirmation of that Transaction or otherwise notified.

         Party B:
         Address:          RASC Series 2006-KS8 Trust
                           C/O U.S. Bank National Association
                           EP-MN-WS3D
                           60 Livingston Avenue
                           St. Paul, MN  55107

         Phone:            (651) 495-8090
         Facsimile:        (651) 495-3880

         With a copy to:

         Address:          Residential Funding Corporation
                           8400 Normandale Lake Blvd, Suite 600
                           Minneapolis, MN  55437

         Attention:        Heather Anderson
         Facsimile:        (932) 838-4669
         Telephone:        (932) 857-6030

(b)  Process Agent. For the purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent:  Not Applicable.

     Party B appoints as its Process Agent:  Not Applicable.

(c)  Offices. With respect to Party A only, the provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is a Multibranch Party and may act through its London and New York Offices.
     Party B is not a Multibranch Party.

(e)  Calculation  Agent. The Calculation  Agent is Party A, provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall have the right to appoint as  Calculation
     Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)  Credit  Support  Document.  Details of any Credit Support  Document:  the ISDA Credit Support Annex and
supplementary  "Paragraph  13 - Elections &  Variables"  in the form  appended  hereto  shall  constitute  a
"Credit  Support  Document" in relation to Party A with respect to all of the obligations of Party A and for all purposes of this Agreement dated as of a date even herewith.

(g)  Credit Support Provider.

     Credit Support Provider means in relation to Party A:  Not Applicable, unless Party A has a person guarantee its payment obligations under this Agreement in order to remedy a Rating Event, in which event such person shall be a Credit Support Provider.
     Credit Support Provider means in relation to Party B:  Not Applicable.

(h)  Governing  Law. This  Agreement  will be governed by and  construed in accordance  with the laws of the
     State of New York (without reference to choice of law doctrine other than New York General  Obligations
     Law Sections 5-1401 and 5-1402).

(i)  Netting  of  Payments.  Subparagraph  (ii)  of  Section  2(c)  of  this  Agreement  will  apply  to all
     Transactions (in each case starting from the date of this Agreement).

(j)  "Affiliate."  Each of  Party A and  Party  B shall  be  deemed  to have no  Affiliates,  including  for purposes of Section 6(b)(ii).

(k)  Jurisdiction.  Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph  (i)
     thereof the word "non-", and (ii) deleting the final paragraph thereof.

(l)  Waiver of Jury Trial.  Each party waives,  to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding  relating to this Agreement or any Credit Support Document.  Each party certifies (i) that no representative,  agent or attorney of the other party or any Credit  Support  Provider has  represented,  expressly or  otherwise,  that such other  party  would  not,  in the  event of such a suit,  action or  proceeding,  seek to  enforce  the foregoing  waiver and (ii)  acknowledges  that it and the other  party have been  induced to enter into this Agreement and provide for any Credit Support Document, as applicable,  by, among other things, the mutual waivers and certifications in this Section.

(m)  Consent to  Recording.  Each party (i) consents to the  recording  of the  telephone  conversations  of trading and marketing  personnel of the parties and their  Affiliates in connection with this Agreement or any potential  transaction  and (ii) if applicable,  agrees to obtain any necessary  consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(n)  Severability.  If any term,  provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be illegal,  invalid or unenforceable (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants and conditions  hereof shall continue in full force and effect as if this  Agreement had been executed with the illegal,  invalid or unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues  to express, without  material  change,  the  original  intentions  of the parties as to the subject  matter of this
     Agreement  and the  deletion  of such  portion  of this  Agreement  will not  substantially  impair the respective benefits or expectations of the parties to this Agreement.

     The parties  shall  endeavor to engage in good faith  negotiations  to replace any illegal,  invalid or unenforceable  term,  provision,  covenant or condition  with a valid or enforceable  term,  provision, covenant or condition,  the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable term, provision, covenant or condition.

                                                  Part 5.

                                             Other Provisions.

(a)  Downgrade Provisions.

         1. Ratings Downgrade Event. It shall be a "Ratings Downgrade Event" if at any time:

         (i)      with respect to Moody's, if Party A has only a long-term rating by Moody's,  Party A fails to have a long-term  senior,  unsecured  debt  obligation  rating,  credit rating or other similar  rating (as the case may be, the  "Long-Term  Rating") of at least "A1" by Moody's
                  (or has a Long-Term  Rating of "A1" on negative  credit  watch by Moody's)  or, if Party A has both a Long Term Rating and a short-term  senior,  unsecured debt  obligation  rating, credit rating or other similar rating (as the case may be, the  "Short-Term  Rating"),  it will be a Ratings  Downgrade Event if at any time Party A fails to have a Long-Term Rating of at least "A2" by Moody's and a short-term  rating of at least "P-1" by Moody's (and, in each case, such rating is not on negative credit watch by Moody's)

                   or

         (ii)     with respect to S&P,  Party A fails to have a  Short-Term  Rating of at least "A-1" by S&P or (ii) if Party A does  not  have a  Short-Term  Rating  by S&P,  Party A fails to have a
                  Long-Term Rating of at least "A+" by S&P

          or

         (iii)    with respect to Fitch,  Party A fails to have a Long-Term  Rating of at least "A" by Fitch or Party A fails to have a Short-Term Rating of at least "F1" by Fitch.

         The rating  requirements  set forth in Part  5(1)(i),  (ii) and (iii) above  shall be  collectively referred to as the Approved Ratings  Thresholds (the "Approved Ratings  Thresholds").  If a Ratings
         Downgrade Event occurs,  then,  within ten (10) Business Days following the Ratings Downgrade Event
         (unless,  within ten (10)  Business  Days of such Ratings  Event,  each of Standard  and Poor's,  a
         Division of McGraw-Hill  Companies,  Inc.  ("S&P"),  Fitch Ratings  ("Fitch") and Moody's Investors
         Service,  Inc.  ("Moody's") (each a "Rating Agency") has reconfirmed the rating of the Certificates which was in effect  immediately  prior to such Ratings Event),  Party A shall, at its own expense, take one of the following four actions:

           (a)  Replace  Itself:  Use its good faith  efforts  to find a party  that  meets or  exceeds  the
           Approved  Ratings  Thresholds,  acceptable  to Party B, which  acceptance,  subject to the Rating
           Agency  Condition,  shall not be  unreasonably  withheld,  to whom all of Party A's interests and obligations  under this  Agreement  shall be assigned at no cost to Party B, and following  which
           Party A shall be released from all further obligations under this Agreement;

           (b) Obtain a Guaranty:  Obtain a guaranty,  subject to the Rating  Agency  Condition and at Party
           A's  expense of Party A's  obligations  under this  Transaction  from a third party that meets or exceeds the Approved Ratings Threshold, in form and substance;

           (c) Post  Collateral:  Post  collateral,  at Party A's  expense,  pursuant to the Credit  Support
           Annex dated as of a date even herewith and subject to the Rating Agency Condition; or

           (d)  Other   Arrangement   with  Ratings  Agency  Approval:   Establish  any  other   arrangement
           satisfactory  to  the  applicable   Rating  Agency  which  will  be  sufficient  to  restore  the immediately prior ratings of the Certificates.

         If Party A has failed to take one of the  aforementioned  actions  within ten (10) Business Days of the Ratings  Downgrade  Event,  then,  at the option of Party B, such failure  shall  constitute an
         Additional Termination Event with Party A as the Affected Party.

         For the  avoidance  of doubt,  both  parties  agree  that Party A shall  only be  required  to post collateral  pursuant to the terms of the CSA for the period (the "Collateral  Requirement  Period")
         during which Party A's Ratings  Downgrade  Event is continuing or until a replacement or guarantor, meeting the  requirements  set forth above,  is in place.  Once the Collateral  Requirement  Period has ended,  Counterparty's  Custodian shall return any such Eligible  Collateral to Party A as soon as  reasonably  practicable  and to the extent  such  Collateral  has not already  been  applied in accordance with this Agreement, including the Credit Support Annex.

         2.  S&P  Substitution  Event.  It  shall  also  be a "S&P  Substitution  Event"  if  Party  A has a
         Long-Term Rating of less than "BBB-" or a Short-Term  Rating of less than "A-3," if applicable,  by
         S&P.  In such  case,  Party A shall  within  10 days  from such S&P  Substitution  Event,  Party A,
         (while  collateralizing  any  Exposure  to  Party  B),  transfer  this  Agreement  and  any and all
         Transaction  hereunder  at Party  A's sole  cost  and  expense,  in  whole,  but not in part,  to a counterparty  that meets or exceeds the Approved  Ratings  Thresholds,  subject to  satisfaction of the  Rating  Agency  Condition.  Failure  to comply  with  this  provision  shall be an  Additional
         Termination Event with Party A as the sole Affected Party.

         3. Moody's  Guaranty or  Substitution  Event.  If Moody's  lowers Party A's Long-Term  Rating to or below "Baa1" or Party A's  Short-Term  Rating to or below "P-3",  Party A shall take either of the actions  specified under (a) or (b) directly below (while in the interim period before the completion of such action posting collateral,  at Party A's expense,  under the Credit Support
              Annex dated as of a date even herewith):

                  (a) Replace  Itself:  Use its good faith  efforts to find a party  acceptable  to Party B, which  acceptance,  subject  to the Rating  Agency  Condition,  shall not be  unreasonably withheld,  to whom all of Party A's interests and  obligations  under this Agreement shall be assigned at no cost to Party B, and following  which Party A shall be released from all further obligations under this Agreement or

                  (b) Obtain a Guaranty:  Obtain a guaranty,  subject to the Rating Agency  Condition and at
                  Party A's expense of Party A's obligations  under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold, in form and substance.

         "Rating Agency  Condition"  means,  with respect to any particular  proposed act or omission to act hereunder  that the party  acting or failing to act must  consult  with any of the Rating  Agencies then providing a rating of the  Certificates  and receive from the Rating  Agencies a prior written confirmation  that the proposed  action or inaction  would not cause a downgrade or  withdrawal  of the then-current rating of the Certificates.

(b)  Section 3(a) of this  Agreement is hereby amended to include the following  additional  representations after paragraph 3(a)(v):

     (vi) Eligible  Contract  Participant.  It is an "eligible  contract  participant" as defined in section
     1a(12) of the U.S. Commodity Exchange Act.

     (vii)  Relationship  between Party A and Party B. Subject as provided in Part 5(g), each of Party A and
     Party B will be deemed to represent to the other on the date on which it enters into a  Transaction  or an amendment  thereof  that  (absent a written  agreement  between  Party A and Party B that  expressly imposes affirmative obligations to the contrary for that Transaction):

         (1)      Principal.  It is acting as principal and not as agent when  entering into this  Agreement and each Transaction.

         (2)      Non-Reliance.  Party A is acting for its own  account  and,  with  respect to Party B, the
         Trustee is acting on behalf of the trust  under the  Pooling and  Servicing  Agreement.  Each party has made its own  independent  decisions  to enter into that  Transaction  and as to  whether  that
         Transaction  is  appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any  communication  (written or oral) of the other party as investment  advice or as a  recommendation  to enter into that  Transaction;  it being  understood  that  information  and  explanations  related to the terms and  conditions  of a
         Transaction  shall not be  considered  investment  advice or a  recommendation  to enter  into that
         Transaction.  No  communication  (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that  Transaction.  Notwithstanding  the foregoing,  in the  case  of the  Trustee,  it has  been  directed  by the  Pooling  and  Servicing
         Agreement to enter into this Transaction.

         (3)      Evaluation and  Understanding.  It is capable of evaluating and  understanding (on its own behalf or through  independent  professional  advice),  and  understands  and  accepts,  the terms, conditions  and risks of this  Agreement  and each  Transaction  hereunder.  It is also  capable of assuming,  and  assumes,  all  financial  and other risks of this  Agreement  and each  Transaction hereunder,  and, in the case of the  Trustee,  it has been  directed  by the Pooling and  Servicing
         Agreement to enter into this Transaction.

         (4)      Status of Parties.  The other  party is not acting as a fiduciary  or an advisor for it in respect of that Transaction.

(c)  Section  1(c).  For  purposes of Section  1(c) of the  Agreement,  this  Transaction  shall be the sole
     Transaction under the Agreement.

(d)  Transfer.  Neither  Party A nor Party B is permitted to assign,  novate or transfer  (whether by way of security or otherwise)  as a whole or in part any of its rights,  obligations  or interests  under this
     Agreement or any Transaction without the prior written consent of the other party;  provided,  however, that (i) Party A may make such a transfer or assignment of this Agreement  pursuant to a  consolidation or  amalgamation  with,  or merger with or into,  or transfer  of  substantially  all of its assets to, another entity, or an incorporation,  reincorporation or reconstitution,  and (ii) Party A may transfer or assign this Agreement to any Person,  including,  without limitation,  another of Party A's offices, branches or affiliates (any such Person,  office, branch or affiliate, a "Transferee") on at least five
     Business Days' prior written notice to Party B and the Trustee;  provided that,  with respect to clause
     (ii), (A) as of the date of such transfer the Transferee  will not be required to withhold or deduct on account of a Tax from any payments under this Agreement  unless the Transferee will be required to make payments of additional  amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax
     (B) a  Termination  Event or Event of Default  does not occur under this  Agreement as a result of such transfer;  (C) such notice is  accompanied  by a written  instrument  pursuant to which the  Transferee acquires  and assumes the rights and  obligations  of Party A so  transferred;  and (D) Party A will be responsible for any costs or expenses  incurred in connection with such transfer.  Party B will execute such  documentation  as is  reasonably  deemed  necessary by Party A for the  effectuation  of any such transfer.  Notwithstanding the foregoing,  no transfer  (including,  but not limited to transfers under
     Section 7 or otherwise)  shall be made unless the transferring  party obtains a written  acknowledgment from each of the Rating Agencies that,  notwithstanding such transfer,  the then-current ratings of the
     Certificates will not be reduced or withdrawn.

     Except as specified otherwise in the documentation  evidencing a transfer or assignment,  a transfer or assignment of all the  obligations of Party A made in compliance with this Section 7 will constitute an acceptance  and  assumption  of such  obligations  (and any related  interests so  transferred)  by the
     Transferee,  a novation of the transferee in place of Party A with respect to such obligations (and any related  interests so  transferred),  and a release and  discharge  by Party B of Party A from,  and an agreement by Party B not to make any claim for payment,  liability,  or otherwise  against Party A with respect to, such obligations from and after the effective date of the transfer.

(e)  Trustee Capacity.  It is expressly  understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association,  not individually or personally but solely as the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental  Interst  Trust for the benefit of the RASC  2006-KS8  Trust,  Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,
     Series 2006-KS8,  created pursuant to the Pooling and Servicing  Agreement (the "Supplemental  Interest
     Trust"),  in the exercise of the powers and authority  conferred and vested in it under the Pooling and
     Servicing Agreement,  (ii) each of the representations,  undertakings and agreements herein made on the part of Party B is made and intended not as personal  representations,  undertakings  and agreements by
     U.S.  Bank  National  Association  but is made  and  intended  for the  purpose  of  binding  only  the
     Supplemental  Interest  Trust,  (iii)  nothing  herein  contained  shall be  construed  as creating any liability on the part of U.S. Bank National  Association,  individually  or personally,  to perform any covenant either  expressed or implied  contained  herein,  all such liability,  if any, being expressly waived by the parties hereto and by any Person  claiming by, through or under the parties  hereto,  and
     (iv) under no circumstances  shall U.S. Bank National  Association be personally liable for the payment of any  indebtedness  or expenses of Party B or be liable for the breach or failure of any  obligation, representation,  warranty or covenant made or  undertaken by Party B under this  Agreement or any other related  documents,  as to all of which recourse shall be had solely to the assets of the  Supplemental
     Interest Trust in accordance with the terms of the Pooling and Servicing Agreement

 (g) Proceedings.  Party A shall not institute  against or cause any other person to institute  against,  or join any other person in instituting  against the Depositor or the  Supplemental  Interest Trust or the
     trust  created  pursuant  to the Pooling  and  Servicing  Agreement,  any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings,  or other  proceedings under any federal or state bankruptcy,  dissolution  or  similar  law,  for a period  of one year and one day,  or if  longer  the
     applicable  preference  period  then  in  effect,   following  indefeasible  payment  in  full  of  the
     Certificates.  Nothing shall preclude,  or be deemed to stop,  Party A (i) from taking any action prior to the  expiration  of the  aforementioned  one year and one day  period,  or if longer the  applicable preference  period then in effect,  in (A) any case or  proceeding  voluntarily  filed or  commenced by
     Party B or (B) any involuntary  insolvency  proceeding  filed or commenced by a Person other than Party
     A, or (ii) from  commencing  against Party B or any of the  Collateral  any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(h)  Pooling and Servicing Agreement.       Capitalized  terms used in this  Agreement  that are not defined herein and are  defined in the Pooling  and  Servicing  Agreement  shall have the  respective  meanings assigned to them in the Pooling and Servicing Agreement.

(i)  Set-off.  Notwithstanding  any provision of this Agreement or any other existing or future  agreements, each of Party A and Party B irrevocably  waives as to itself any and all contractual rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition its payment or  performance  of any  obligation to the other party under this  Agreement  against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without  limitation, the Master  Agreement to which this  Schedule is attached,  this  Schedule and the  Confirmation).  The provisions  for set-off set forth in Section  6(e) of this  Agreement  shall not apply for  purposes of this Transaction.

 (j) Regarding  Party A. Party B  acknowledges  and agrees that Party A has had and will have no involvement in and,  accordingly  Party A accepts no  responsibility  for:  (i) the  establishment,  structure,  or choice of assets of Party B; (ii) the  selection  of any person  performing  services  for or acting on behalf  of  Party  B;  (iii)  the  selection  of Party A as the  Counterparty;  (iv)  the  terms of the
     Certificates;  (v) the  preparation of or passing on the disclosure and other  information  (other than disclosure  and  information  furnished  by  Party  A)  contained  in any  offering  circular  for  the
     Certificates,  the Pooling and Servicing Agreement,  or any other agreements or documents used by Party
     B or any other party in connection  with the marketing and sale of the  Certificates;  (vi) the ongoing operations and  administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

(j)  Amendments.  This  Agreement  will not be amended  unless  Party B shall have  received  prior  written confirmation  from each of the Rating  Agencies that such  amendment  will not cause it to downgrade or withdraw its then-current ratings of any outstanding Certificates.

(k)  Gross-up.  Section  2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to
     Party B as Y, such  that  Party B shall not be  required  to pay any  additional  amounts  referred  to therein.

(l)  Restrictions  on  Amendments.  The  Trustee  shall not,  without the prior  written  consent of Party A
     (such consent shall not be unreasonably withheld,  conditioned,  or delayed), enter into any amendment, modification or supplement to the Pooling and Servicing  Agreement that would  materially and adversely affects the timing, amount or priority of distributions to be made to Party A.

(m)  Non-Recourse.  Notwithstanding  any provision  herein or in the ISDA Master  Agreement to the contrary, the obligations of Party B hereunder are limited  recourse  obligations of Party B, payable solely from the Supplemental  Interest Trust and the proceeds thereof,  in accordance with the priority of payments and other terms of the Pooling and Servicing  Agreement.  In the event that the  Supplemental  Interest
     Trust and the proceeds thereof,  should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental  Interest Trust and the proceeds  thereof,  any claims  against  or  obligations  of  Party B  under  the  ISDA  Form  Master  Agreement  or any  other confirmation  thereunder  still  outstanding  shall be  extinguished  and  thereafter  not revive.  The
     Supplemental  Interest  Trust  Trustee  shall not have  liability  for any failure or delay in making a payment  hereunder to Party A due to any failure or delay in  receiving  amounts in the account held by the Supplemental Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement.

                                  [Rest of page left intentionally blank]

         IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                            BARCLAYS BANK PLC

                                            By:_______________________________
                                               Name:
                                               Title:
                                               Date:

                                            RASC SERIES 2006-KS8

                                            By: U.S. Bank National  Association,  not in its individual  capacity but solely as  Supplemental  Interest  Trust  Trustee for the benefit of RASC
                                            Series  2006-KS8   Supplemental  Interest  Trust,  Home  Equity  Mortgage
                                            Asset-Backed Pass-Through Certificates, Series 2006-KS8

                                            By:_______________________________
                                               Name:
                                               Title:
                                               Date:

ISDA Master Agreement Schedule Signature page

                                                  ISDA®

                          International Swaps and Derivatives Association, Inc.

                                           CREDIT SUPPORT ANNEX

                                             to the Schedule to the

                                  ISDA Master Agreement deemed entered into

                                         dated as of September 28, 2006

                                                      between

                 BARCLAYS BANK PLC                               U.S.    Bank    National     Association     (the
                                                                 "Supplemental  Interest Trust  Trustee"),  not in
                                                                 its    individual    capacity   but   solely   as
                                                                 Supplemental  Interest Trust  trustee,  on behalf
                                                                 of  the  Supplemental  Interest  Trust,  for  the
                                                                 Benefit  of  RASC  Series  2006-KS8  Trust,  Home
                                                                 Equity  Asset-Backed  Pass-Through  Certificates,
__________________________________________________     and       _________________________________________________

                    ("Party A")                                                   ("Party B")

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement, is part of its
Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13.

(a)      Security Interest for "Obligations".  The term "Obligations" as used in this Annex includes the following additional obligations:

                  With respect to Party A: None.

                  With respect to Party B: None.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)      "Delivery  Amount" has the meaning  specified in  Paragraph  3(a) , except that the words "upon a demand made by the Secured  Party on or promptly  following a
                           Valuation  Date" shall be deleted and  replaced  with the words "not later than the close of  business  on the next Local  Business  Day  following a Valuation
                           Date"; and

                  (B)      "Return Amount" has the meaning specified in Paragraph 3(b).

                  (C)      "Credit  Support  Amount".  shall not have the meaning  specified  in Paragraph
                           3(b) and, instead, will have the following meaning:

                           "Credit  Support  Amount" means,  (a) for any Valuation Date on which a Ratings
                           Event (as defined in the  Agreement) has occurred and is continuing and Party A has not  otherwise  complied  with Part  5(a) of this  Agreement,  the  Secured
                           Party's Modified Exposure for that Valuation Date.

         (ii)     Eligible  Credit  Support.  On any date,  the following  items will qualify as "Eligible
                  Credit Support" for each party:

                                                                                            Valuation
                                                                                            Percentage
                  (A)      cash in U.S Dollars                                              100%

                  (B)      negotiable debt obligations issued after 18 July 1984 by the     98.0%
                           U.S. Treasury Department having a residual maturity on such date of less than 1 year (with local and foreign currency
                           issuer ratings of Moody's Aa2 and S&P AA or above)

                  (C)      negotiable debt obligations issued after 18 July 1984 by the     To Be Determined
                           U.S. Treasury Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years
                           (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

                  (D)      negotiable debt obligations issued after l8 July 1984 by the     To Be Determined
                           U.S. Treasury Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years
                           (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

                  (E)      negotiable debt obligations of the Government National           To Be Determined
                           Mortgage Association, the Federal National Mortgage
                           Association, the Federal Home Loan Mortgage Corporation, the
                           Student Loan Marketing Association or a Federal Home Loan Bank
                           (all entities rated Moody's Aal and S&P AA+ or above) with a residual maturity on such date equal to or greater than 1 year but less than 3 years.

                  (F)      negotiable debt obligations of the Government National           To Be Determined
                           Mortgage Association, the Federal National Mortgage
                           Association, the Federal Home Loan Mortgage Corporation, the
                           Student Loan Marketing Association or a Federal Home Loan Bank
                           (all entries rated Moody's Aa 1 and S&P AA+ or above) with a residual maturity on such date equal to or greater than 3
                           years but less than 5 years.

                  (G)      negotiable debt obligations of the Government National           To Be Determined
                           Mortgage Association, the Federal National Mortgage
                           Association, the Federal Home Loan Mortgage Corporation, the
                           Student Loan Marketing Association or a Federal Home Loan Bank
                           (all entries rated Moody's Aal and S&P AA+ or above) with a residual maturity on such date equal to or greater than 5
                           years but less than 7 years.

                  (H)      negotiable debt obligations of the Government National           To Be Determined
                           Mortgage Association, the Federal National Mortgage
                           Association, the Federal Home Loan Mortgage Corporation, the
                           Student Loan Marketing Association or a Federal Home Loan Bank
                           (all entries rated Moody's Aal and S&P AA+ or above) with a residual maturity on such date equal to or greater than 7
                           years but less than 10 years.

         For the  avoidance  of doubt,  where  negotiable  debt  obligations  are rated by only one of the above relevant  rating  agencies,  the rating applied will be based on the rating of that agency.
         Notwithstanding  the foregoing,  the Eligible  Collateral  referenced above may only be posted if
         S&P has assigned a rating to such Eligible Collateral.

         Where the ratings of the  relevant  agencies  differ  with  respect to the same  negotiable  debt obligation, the lower of the ratings shall apply.

         In addition,  upon a Ratings Event,  Party A shall agree the Valuation  Percentage in relation to
         (C) through (H) above with the  relevant  rating  agency,  which shall be S&P,  Moody's and Fitch
         (to the extent  such  ratings  agency has  provided  a rating for the  underlying  Certificates);
         provided,  however,  that if Party A is required to post  collateral in accordance with the terms of this  Agreement  it shall  post  only  (A) and (B)  above  until  such  time as the  Valuation
         Percentages are agreed.

         (iii)    Other  Eligible  Support.  Such Other  Eligible  Support as the Pledgor  may  designate;
                  provided,  at the expense of the  Pledgor,  the prior  written  consent of the  relevant rating  agency,  which  shall be S&P,  Moody's  and Fitch (to the  extent  such  ratings agency  has  provided  a rating  for the  underlying  Certificates)),  shall  have  been obtained.  For the  avoidance  of  doubt  there  are no  items  which  qualify  as Other
                  Eligible Support as of the date of this Annex.

         (iv)     Thresholds.

                  (A)      "Independent Amount" means zero.

                  (B)      "Threshold" means for Party A:

                           1.       infinity,  unless (i) a Ratings  Event  occurs and is  continuing  and
                                    (ii)  Party  A has  not  otherwise  complied  with  Part  5(a) of this
                                    Agreement, then its Threshold shall be zero, or

                           2.       in the event  that Party A has  otherwise  complied  with Part  5(a)of this Agreement, its Threshold shall continue to be infinity.

                           "Threshold" means, for Party B: infinity

                  (C)      "Minimum Transfer Amount" means USD 100,000,  provided,  however,  with respect to the Secured Party at any time when the Secured Party is a Defaulting  Party,
                           "Minimum Transfer Amount" means zero.

                  (D)      Rounding: The Delivery Amount and the Return Amount will not be rounded.

(c)      Valuation and Timing.

         (i)      "Valuation Agent" means Party A.  The valuation agent's calculations shall be made in accordance with market practices using commonly accepted third party sources such as
                  Bloomberg or Reuters.

         (ii)     "Valuation Date" means each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount.

         (iii)    "Valuation  Time" means the close of business in the city of the Valuation  Agent on the
                  Local  Business Day before the Valuation  Date or date of  calculation,  as  applicable, provided that the  calculations  of Value and Exposure will be made as of  approximately the same time on the same date.

         (iv)     "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

(d)      Conditions  Precedent and Secured Party's Rights and Remedies.  The following  Termination  Event will be a "Specified  Condition" for the party  specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  None.

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     Consent.  Not applicable.

(f)      Dispute Resolution.

         (i)      "Resolution  Time" means 1:00 p.m.  New York time on the Local  Business  Day  following the date on which the notice of the dispute is given under Paragraph 5.

                  Value.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of
                  Eligible Credit Support will be calculated as follows:

                  For Eligible Credit Support comprised of cash, the amount of such cash.

                  For Eligible Collateral comprising  securities;  the sum of (a)(x) the last bid price on such date for such  securities on the principal  national  securities  exchange on which such  securities are listed,  multiplied by the applicable  Valuation  Percentage or (y)
                  where any such  securities  are not listed on a national  securities  exchange,  the bid price  for such  securities  quoted  as at the  close of  business  on such  date by any principal market maker for such securities chosen by the Valuation Agent,  multiplied by the applicable  Valuation Percentage or (z) if no such bid price is listed or quoted for such date,  the last bid price listed or quoted (as the case may be), as of the day next preceding  such date on which such prices were  available;  multiplied by the applicable
                  Valuation  Percentage;  plus (b) the accrued interest on such securities  (except to the extent  that such  interest  shall have been paid to the Pledgor  pursuant to  Paragraph
                  6(d)(ii) or included in the applicable  price referred to in subparagraph  (a) above) as of such date.

         (ii)     Alternative.  The provisions of Paragraph 5 will apply; provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted Collateral; Custodians.

                  Party B is not and will not be entitled to hold Posted  Collateral.  Party B's Custodian will be entitled to hold Posted  Collateral  pursuant to Paragraph  6(b);  provided that the  Custodian  for Party B shall be the same banking  institution  that acts as Trustee for the Certificates (as defined in the Pooling and Servicing Agreement) for Party B.

                  Initially,  the  Custodian for Party B is : to be advised in writing by Party B to Party
                  A.

         (ii)     Use of Posted  Collateral.  The  provisions of Paragraph 6(c) will not apply to Party B;
                  therefore,  Party B will not have any of the rights specified in Paragraph  6(c)(i) or 6
                  (c)(ii);  provided,  however,  that the Trustee shall invest Cash Posted Credit  Support in such  investments  as designated  by Party A, with losses (net of gains)  incurred in respect of such investments to be for the account of Party A.

(h)      Distributions and Interest Amount.

         (i)      Interest  Rate.  The  "Interest  Rate"  will be the rate  earned on Cash  Posted  Credit
                  Support pursuant to clause (g)(ii) above.

         (ii)     Transfer of Interest  Amount.  The Transfer of the Interest  Amount will be made on each
                  Distribution Date.

         (iii)    Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will not apply.

(i)      Additional Representation(s).

                  There are no additional representations by either party.

(j)      Other Eligible Support and Other Posted Support.

         (i)      "Value"  with respect to Other  Eligible  Support and Other  Posted  Support  shall have such meaning as the parties shall agree in writing from time to time.

         (ii)     "Transfer"  with respect to Other  Eligible  Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

(k)      Demands and Notices.

         All demands,  specifications  and notices  under this Annex will be made  pursuant to the Notices
         Section of this Agreement, save that any demand, specification or notice:

         (i)      shall be given to or made at the following addresses:

         If to Party A:

                         5 The North Colonnade
                         Canary Wharf
                         London E14 4BB, England
                         Attention:  Swaps Documentation
                         Facsimile No.:  0207-773-6857/6858
                         Telephone No.:  0207-773-6915/6904

         with a copy to:

                         General Counsel's Office
                         200 Park Avenue
                         New York, N.Y. 10166

         Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

         If to Party B:

                           As set forth in part 4(a) of the Schedule

         or at such other address as the relevant party may from time to time designate by giving notice
         (in accordance with the terms of this paragraph) to the other party;

         (ii)     shall  (unless  otherwise  stated in this Annex) be deemed to be  effective  at the time such  notice is actually  received  unless such notice is received on a day which is not a Local Business Day or after the  Notification  Time on any Local Business Day in which event  such  notice  shall  be  deemed  to be  effective  on the next  succeeding  Local
                  Business Day.

(l)      Address for Transfers.

         Party B:  To be notified by Party B to Party A at the time of the request for Transfer.

(m)      Other Provisions.

         (i)      Additional Definitions.  As used in this Annex:

                  "Local  Business  Day"  means:  (i) any day on  which  commercial  banks  are  open  for business  (including  dealings in foreign  exchange  and foreign  currency  deposits) in
                  London,  New York and the  location of the  Trustee,  and (ii) in relation to a Transfer of Eligible  Credit  Support,  a day on which the clearance  system  agreed  between the parties  for the  delivery  of  Eligible  Credit  Support  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer  of Cash or other
                  Eligible  Credit  Support for which  delivery is  contemplated  by other means, a day on which  commercial banks are open for business  (including  dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree).

         (ii)     Holding  Collateral.  The Secured  Party shall cause any Custodian  appointed  hereunder to open and  maintain a  segregated  account and to hold,  record and  identify  all the
                  Posted  Collateral  in such  segregated  account and,  subject to Paragraph  8(a),  such
                  Posted  Collateral  shall at all times be and remain the  property  of the  Pledgor  and shall at no time  constitute  the  property of, or be  commingled  with the property of, the Secured Party or the Custodian.

         (iii)    Agreement  as to Single  Secured  Party  and  Pledgor.  Party A and Party B agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term  "Secured  Party"
                  as used in this Annex means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A, (c) only  Party A makes the  pledge  and grant in  Paragraph  2, the acknowledgement  in the final  sentence of  Paragraph  8(a) and the  representations  in
                  Paragraph  9 and (d) Party A shall  have no  obligations  under  this  Annex  other than during a Collateral Requirement Period.

         (iv)     Form of Annex.  The  parties  hereby  agree  that the text of the body of this  Annex is intended to be the printed  form of ISDA Credit  Support  Annex  (Bilateral  Form - ISDA
                  Agreements  Subject  to New  York Law  version)  as  published  and  copyrighted  by the
                  International Swaps and Derivatives Association, Inc.

         (v)      Exposure.  The Parties agree that in the event of a Ratings Event  relating to an action taken by S&P,  the  Valuation  Agent  shall  internally  verify its  calculation  of the
                  Secured  Party's  Exposure  by  reporting  its  calculation  thereof  to S&P on a weekly basis.  In addition,  in the case where the long term  unubordinated  and unsecured debt of  Party A  ceases  tobe  rated  at  least  BBB+  by S&P,  the  Valuation  Agent  shall externally  verify its  calculation  of the  Secured  Party's  Exposure  by seeking  two quotations  from  Reference  Market-makers  at the end of each  month  (such  quotations being for amounts  payable as described in the definition of "Market  Quotations" in the
                  Agreement  where the date on which such  quotations are sought is the Early  Termination
                  Date  and  the  Transaction   entered  into  pursuant  to  the  Agreement  is  the  only
                  Termination  Transaction).  In the case  where  external  verification  of the  Exposure calculation  is  required,  the  Valuation  Agent  must (i)  obtain  at  least  two such quotations  (ii)  may not  obtain  the  quotations  referred  to  above  from  the  same
                  Reference   Market-maker   in  excess  of  four  times  during  any  12  month   period.
                  Furthermore,  the  Exposure  valuations  should  reflect  the  higher  of two bids  from
                  Reference  Market-makers  that would be  eligible  and  willing  to  provide  the market quotation  in the absence of the current  provider  and (iii) must submit to S&P the two bids provided by external  parties.  The collateral  requirement  should be based on the greater  of the  internal  and  external  verifications.  In the event the  verification procedures  set  forth  above  indicate  that  there is a  deficiency  in the  amount of
                  Eligible  Collateral  that has been posted to the Secured Party,  the Pledgor shall post the amount of  Eligible  Collateral  necessary  to cure such  deficiency  to the Secured
                  Party within three Local Business Days.

         (vi)     Expenses.  Notwithstanding  Paragraph 10, the Pledgor will be responsible  for, and will reimburse the Secured  Party for, all transfer and other taxes and other costs  involved in the transfer of Eligible Collateral.

         (vii)     Additional Definitions.  As used in this Annex:

                   "Ratings  Event" means a "Ratings  Downgrade  Event,  a S&P  Substitution  Event , or a
                  Moody's Guaranty or Substitution Event (as defined in the Agreement).

                  "Modified  Exposure"  means,  for any Valuation  Date, an amount equal to the greater of
                  (a) the sum of  Secured  Party's  Exposure  for that  Valuation  Date plus the  Notional
                  Volatility Buffer and (b) zero.

                   "Notional  Volatility  Buffer" as determined by the Valuation Agent for any date, means the  outstanding  Notional  Amount of the  Transaction  on such date  multiplied  by the relevant percentage for such date as set out in the table below on such date.

                  ------------------------------- ------------------ ------------------------------
                                                  Less than or       Less than or equal to
                                                  equal to 5         10 years but greater
                                                  years to           than 5 years to
                                                  Termination        Termination Date of
                  Party A S&P Rating on       Date of the        the Transaction
                  such date                       Transaction
                  ------------------------------- ------------------ ------------------------------
                  Short Term Rating of A-2        3.25%              4.00%
                  ------------------------------- ------------------ ------------------------------
                  Short Term Rating of A-3        4.00%              5.00%
                  ------------------------------- ------------------ ------------------------------
                  Long Term Rating of BB+ or      4.50%              5.75%
                  lower
                  ------------------------------- ------------------ ------------------------------

         IN  WITNESS   WHEREOF,   the  parties  have  executed   this  Annex  by  their  duly   authorized
representatives as of the date of the Agreement.

BARCLAYS BANK PLC                                            RASC SERIES 2006-KS8

                                                             By:  U.S. Bank National Association, not in its
                                                             individual capacity but solely as Supplemental
                                                             Interest Trust Trustee for the benefit of RASC Series
                                                             2006-KS8 Supplemental Interest Trust, Home Equity
                                                             Mortgage Asset-Backed Pass-Through Certificates,
                                                             Series 2006-KS8

By:   _____________________________                          By:   _________________________________
      Name:                                                        Name:
      Title:                                                       Title:
      Date:                                                        Date: